                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                              THE INFINITY MUTUAL FUNDS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
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
                          CORRESPONDENT CASH RESERVES
                             MONEY MARKET PORTFOLIO

                          CORRESPONDENT CASH RESERVES
                        TAX FREE MONEY MARKET PORTFOLIO

                               3435 STELZER ROAD
                            COLUMBUS, OH 43219-8020

                                                              September 29, 1999

Dear Shareholder:

    The attached proxy materials describe a proposal to reorganize Correspondent Cash Reserves Money Market Portfolio ("CCR Money Market Portfolio") and Correspondent Cash Reserves Tax Free Money Market Portfolio ("CCR Tax Free Money Market Portfolio") (each a "Portfolio"), two series of The Infinity Mutual Funds, Inc. ("Infinity Funds"), into LIR Premier Money Market Fund and LIR Premier Tax-Free Money Market Fund, respectively (each a "Premier Fund"), two new series of Mitchell Hutchins LIR Money Series. If the proposal is approved and implemented, each shareholder of CCR Money Market Portfolio will become a shareholder of LIR Premier Money Market Fund, and each shareholder of CCR Tax Free Money Market Portfolio will become a shareholder of LIR Premier Tax-Free Money Market Fund. The proposal will not affect the value of your shares, the overall goals or investment style of the Portfolio of which you are a shareholder or your methods for buying and redeeming shares.

    YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL. The board believes that reorganizing into a Premier Fund will benefit each Portfolio's shareholders by providing them with a fund that will be MANAGED SUBSTANTIALLY IN THE SAME MANNER AS THE PORTFOLIO, THAT WILL OFFER ENHANCED SHAREHOLDER SERVICES AND THAT CAN BE EXPECTED TO HAVE LOWER AGGREGATE OPERATING EXPENSES AS A PERCENTAGE OF NET ASSETS FOR AT LEAST THE FIRST FISCAL YEAR AFTER THE REORGANIZATION DUE TO VOLUNTARY FEE WAIVERS AND EXPENSE REIMBURSEMENTS. The attached proxy materials provide more information about each proposed reorganization into a Premier Fund. Please read the enclosed materials for a full description of the matters on which you are being asked to vote.

    YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Voting your shares early will permit the Portfolios to avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, date and sign your proxy card and mail it in the enclosed return envelope today. As an alternative to using the paper proxy card to vote, you may vote by telephone, by facsimile, through the Internet or in person.

                                 Very truly yours,

                                        [SIGNATURE]

                                 WILLIAM B. BLUNDIN
                                 PRESIDENT
                                 THE INFINITY MUTUAL FUNDS, INC.

                          CORRESPONDENT CASH RESERVES
                             MONEY MARKET PORTFOLIO
                          CORRESPONDENT CASH RESERVES
                        TAX FREE MONEY MARKET PORTFOLIO
                  (SERIES OF THE INFINITY MUTUAL FUNDS, INC.)
                                ---------------

                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS
                               NOVEMBER 12, 1999
                                ----------------

To the Shareholders:

    A special meeting of shareholders ("Meeting") of Correspondent Cash Reserves Money Market Portfolio ("CCR Money Market Portfolio") and Correspondent Cash Reserves Tax Free Money Market Portfolio ("CCR Tax Free Money Market Portfolio") (each a "Portfolio"), two series of The Infinity Mutual Funds, Inc., will be held on November 12, 1999, at 10 a.m., Eastern time, at 1285 Avenue of the Americas, New York, New York 10019, for the following purposes:

        (1) To approve an Agreement and Plan of Conversion and Termination providing for the conversions of CCR Money Market Portfolio and CCR Tax Free Money Market Portfolio to LIR Premier Money Market Fund and LIR Premier Tax-Free Money Market Fund, respectively, two new series of Mitchell Hutchins LIR Money Series, all as described more fully in the accompanying proxy statement.

        (2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

    You are entitled to vote at the Meeting and any adjournment thereof if you owned shares of a Portfolio at the close of business on August 17, 1999. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR VOTE VIA TELEPHONE, FACSIMILE OR THROUGH THE INTERNET AS DESCRIBED BELOW.

                                 By order of the Board of Directors,

                                        [SIGNATURE]

                                 JEFFREY C. CUSICK
                                 VICE PRESIDENT AND ASSISTANT SECRETARY

September 29, 1999
Columbus, Ohio

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.

      Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it in the envelope provided. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, by facsimile machine, through the Internet or in person. Shares that are registered in your name, as well as shares held in "street name" through a broker, may be voted via the Internet or by telephone. To vote in this manner, you will need the 14-digit "control" number(s) that appear on your proxy card(s).

      To vote via the Internet, please access http://vote.proxy-direct.com on the World Wide Web and follow the on-screen instructions.

      You may also call 1-800-603-1741 and vote by phone.

      In addition, shares that are registered in your name may be voted by faxing your completed proxy card(s) to 1-800-733-1885.

      If we do not receive your completed proxy cards after several weeks, you may be contacted by our proxy solicitor, Shareholder Communications Corporation. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Portfolios involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                  REGISTRATION                        VALID SIGNATURE
- ------------------------------------------------  -----------------------

Corporate Accounts

  (1) ABC Corp..................................  ABC Corp.
                                                  John Doe, Treasurer

  (2) ABC Corp..................................  John Doe, Treasurer

  (3) ABC Corp. c/o John Doe, Treasurer.........  John Doe

  (4) ABC Corp. Profit Sharing Plan.............  John Doe, Trustee

Partnership Accounts

  (1) The XYZ Partnership.......................  Jane B. Smith, Partner

  (2) Smith and Jones, Limited Partnership......  Jane B. Smith, General
                                                  Partner

Trust Accounts

  (1) ABC Trust Account.........................  Jane B. Doe, Trustee

  (2) Jane B. Doe, Trustee u/t/d 12/28/78.......  Jane B. Doe

Custodial or Estate Accounts

  (1) John B. Smith, Cust. f/b/o
     John B. Smith, Jr.,
     UGMA/UTMA..................................  John B. Smith

  (2) Estate of John B. Smith...................  John B. Smith, Jr.,
                                                  Executor

                          CORRESPONDENT CASH RESERVES
                             MONEY MARKET PORTFOLIO
                          CORRESPONDENT CASH RESERVES
                        TAX FREE MONEY MARKET PORTFOLIO
                  (SERIES OF THE INFINITY MUTUAL FUNDS, INC.)
                                ---------------

                                PROXY STATEMENT
                                ---------------

                        SPECIAL MEETING OF SHAREHOLDERS
                               NOVEMBER 12, 1999

    This proxy statement is being furnished to the shareholders of Correspondent Cash Reserves Money Market Portfolio ("CCR Money Market Portfolio") and Correspondent Cash Reserves Tax Free Money Market Portfolio ("CCR Tax Free Money Market Portfolio") (each a "Portfolio"), two series of The Infinity Mutual Funds, Inc. ("Infinity Funds"), in connection with the solicitation of proxies from Portfolio shareholders by the board of directors of Infinity Funds ("Board") for use at a special meeting of shareholders to be held on November 12, 1999 ("Meeting"), and at any adjournment of the Meeting. This proxy statement will first be mailed to shareholders on or about September 29, 1999.

    For each Portfolio, one-third of its outstanding shares on August 17, 1999, represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal in this proxy statement for either Portfolio are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposal against such adjournment. A shareholder vote may be taken on the proposal by the shareholders of one Portfolio prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. The shareholders of the other Portfolio would vote when the Meeting was reconvened.

    Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or approval of the

Agreement and Plan of Conversion and Termination (the "Reorganization Plan"). Accordingly, abstentions and broker non-votes effectively will be a vote against approval of the Reorganization Plan because an affirmative vote of a majority of the total shares outstanding is required.

    The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on the proxy card, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted "FOR" approval of the Reorganization Plan and "FOR" authorizing the persons serving as proxies to vote on any other business that may come before the Meeting based on their discretion. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by Infinity Funds prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

    In order to reduce costs, the notices to a shareholder having more than one account in the Portfolios listed under the same Social Security number at a single street address and zip code have been combined. The proxy cards will be sent so that a shareholder's votes will be counted for each such account. Shareholders holding their shares in more than one capacity may receive a separate proxy card for each such capacity, but will receive only one copy of the proxy statement accompanying those proxy cards in order to save on postage and printing costs. Such shareholders should sign, date and return each proxy card that they receive.

    As of the record date, August 17, 1999, CCR Money Market Portfolio had 1,704,917,406.37 shares of common stock outstanding and CCR Tax Free Money Market Portfolio had 117,788,245.86 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), will be made primarily by mail but also may be made by telephone or oral communications by Shareholder Communications Corporation, professional proxy solicitors, who will be paid fees and expenses of approximately $100,000 for soliciting services. If votes are recorded by telephone, Shareholder Communications Corporation will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that a shareholder's instructions have been properly recorded. You may also vote by mail, by facsimile or through a secure Internet site. Proxies voted by telephone, facsimile or Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

    COPIES OF THE PORTFOLIOS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS MAY REQUEST COPIES OF THESE REPORTS, WITHOUT CHARGE, BY WRITING TO CORRESPONDENT CASH RESERVES MONEY MARKET PORTFOLIOS, P.O. BOX 163879, COLUMBUS, OHIO 43216-3879, OR BY CALLING TOLL-FREE 1-800-442-3809.

    Infinity Funds did not know of any person who owned beneficially 5% or more of the shares of either Portfolio as of August 6, 1999. Directors and officers of Infinity Funds own in the aggregate less than 1% of the shares of either Portfolio.

    VOTE REQUIRED. For each Portfolio, approval of the Reorganization Plan requires the affirmative vote of a majority of all the votes of the Portfolio entitled to be cast on the matter. Each outstanding full share of a Portfolio is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If the Reorganization Plan is not approved by the requisite vote of shareholders of each Portfolio, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. If the Reorganization Plan is approved by the requisite vote of shareholders of one Portfolio, but not the other, the Reorganization Plan will be effected on behalf of the Portfolio that approved it subject to the conditions thereof.

    PROPOSAL: TO APPROVE THE REORGANIZATION PLAN PROVIDING FOR THE CONVERSIONS OF CCR MONEY MARKET PORTFOLIO AND CCR TAX FREE MONEY MARKET PORTFOLIO TO LIR PREMIER MONEY MARKET FUND ("PREMIER MONEY MARKET FUND") AND LIR PREMIER TAX-FREE FUND ("PREMIER TAX-FREE FUND") (EACH A "PREMIER FUND"), RESPECTIVELY, TWO NEW SERIES OF MITCHELL HUTCHINS LIR MONEY SERIES (THE "TRUST").

    The Portfolios are presently organized as series of Infinity Funds. The Board has approved the Reorganization Plan in the form attached to this proxy statement as Appendix A. The Reorganization Plan provides for the conversions of the Portfolios to the Premier Funds, two newly established series of the Trust (the "Reorganizations").

Under the Reorganization Plan:

    (1) CCR Money Market Portfolio will be converted to Premier Money Market Fund; and

    (2) CCR Tax Free Money Market Portfolio will be converted to Premier Tax-Free Fund.

    Neither Premier Fund has yet commenced business operations, and each (a) was established solely for the purpose of effecting a Reorganization,

(b) will carry on the business of its corresponding Portfolio following its Reorganization and (c) has an investment objective and investment policies and restrictions effectively identical to those of its corresponding Portfolio, except as described below. The consummation of one Reorganization is not contingent on the consummation of the other Reorganization. Shareholder voting rights under both Infinity Funds and the Trust are currently based on the number of shares owned.

    Mitchell Hutchins, the Portfolios' current investment adviser, will continue to provide advisory services and will also provide the Premier Funds with various administrative services and supervise the Premier Funds' daily business affairs, subject to the supervision of the board of trustees of the Trust (the "Trust Board"), under a new investment advisory and administration contract. Mitchell Hutchins will also distribute shares of the Premier Funds under a distribution agreement that provides for services equivalent to those provided under the contract in effect between BISYS Fund Services Limited Partnership ("BISYS") and Infinity Funds immediately prior to the Closing Date (as defined below), without any additional compensation.

BACKGROUND AND REASONS FOR PROPOSED REORGANIZATIONS

    Since inception, shares of the Portfolios have been sold to customers ("Customers") of brokerage firms that clear their securities through Correspondent Services Corporation ("CSC"), an affiliate of Mitchell Hutchins, the Portfolios' investment adviser. The Board was advised, in late July of 1999, that Mitchell Hutchins believed that Customers would be better served by investing in money market funds more closely identified with Mitchell Hutchins and its fund complex. More particularly, the representatives of Mitchell Hutchins stated their belief that, as shareholders of funds in the Mitchell Hutchins fund complex, Customers would likely receive enhanced services and the funds would likely benefit from Mitchell Hutchins' marketing resources. Mitchell Hutchins committed to guarantee lower expenses for the Premier Funds through their fiscal year ending December 31, 2000, and advised the Board that the Premier Funds' expenses thereafter would likely be no higher than the current expenses of the Portfolios. The Board also considered that the Premier Funds would be expected to be managed very similarly to the Portfolios, particularly because (1) they have effectively identical investment objectives, (2) the portfolio managers who are primarily responsible for each Portfolio's investment decisions are expected to be the same as those for the Premier Funds and (3) as money market funds subject to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), each Premier Fund will continue to be subject to detailed, strict investment parameters.

    The Board was advised of other ways of accomplishing the further integration of Customers into the Mitchell Hutchins fund complex, but was advised of certain cost advantages that could be realized through reorganizations.

    Based on the representations it received from Mitchell Hutchins, the Board, including a majority of directors who are not "interested persons," as that term is defined in the 1940 Act, of Infinity Funds or the Trust, approved the Reorganizations at meetings held on August 12, 1999, and on August 23, 1999. The Board recommends that Portfolio shareholders vote "FOR" approval of the Reorganization Plan. Such a vote encompasses approval of both (1) the Reorganizations of the Portfolios into the Premier Funds and (2) a temporary waiver of certain investment limitations of the Portfolios to permit the Reorganizations (see "Temporary Waiver of Investment Restrictions" below). If the shareholders of only one Portfolio approve the Reorganization Plan, the Reorganization will be effected only for that Portfolio. The other Portfolio will continue to operate as a series of Infinity Funds, and the Board will consider other options and alternatives for that Portfolio.

    The charts below compare the expenses of each Portfolio (in the fiscal year ended December 31, 1998) to the estimated expenses of the corresponding Premier Fund. The expenses of the Premier Funds will not exceed the expenses charged to the Portfolios because Mitchell Hutchins and the Trust have agreed that, through the Premier Funds' fiscal year ending December 31, 2000, Mitchell Hutchins will reimburse the expenses of each Premier Fund that are in excess of the "Net Expenses" amounts listed below. All percentages shown in the following charts are of average net assets.

                         ANNUAL FUND OPERATING EXPENSES
                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                           PREMIER MONEY MARKET FUND

                                                              PRO FORMA EXPENSES AFTER
                                                               PROPOSED REORGANIZATION
                                FISCAL YEAR 1998 EXPENSES     (FISCAL YEAR 2000 OF THE
                                    FOR THE PORTFOLIO               PREMIER FUND)
                                --------------------------    -------------------------
Management Fees...............          0.20%                            0.20%
Distribution and/or Service
  (12b-1) Fees................          0.60%                            0.60%
Other Expenses................          0.24%                            0.24%
                                         ---                              ---
Total Annual Fund Operating
  Expenses....................          1.04%*                           1.04%
Expense Reimbursements........            --*                            0.14%
                                         ---                              ---
                                         ---                              ---
Net Expenses..................       --                                  0.90%

- ------------------------

    * A portion of the fees and expenses noted above were waived or reimbursed during fiscal year 1998, which reduced the Portfolio's Net Expenses to 0.93%. The expense reimbursement amounted to 0.11%. This fee waiver and expense reimbursement arrangement was voluntary and could have been terminated at any time.

                             PREMIER TAX-FREE FUND

                                                              PRO FORMA EXPENSES AFTER
                                                               PROPOSED REORGANIZATION
                                FISCAL YEAR 1998 EXPENSES     (FISCAL YEAR 2000 OF THE
                                    FOR THE PORTFOLIO               PREMIER FUND)
                                --------------------------    -------------------------
Management Fees...............          0.20%                            0.20%
Distribution and/or Service
  (12b-1) Fees................          0.60%                            0.60%
Other Expenses................          0.22%                            0.39%
                                         ---                              ---
Total Annual Fund Operating
  Expenses....................          1.02%+                           1.19%
Expense Reimbursements/ Fee
  Waiver......................            --+                            0.51%
                                         ---                              ---
                                         ---                              ---
Net Expenses..................       --                                  0.68%

- ------------------------

    + A portion of the fees and expenses noted above were waived or reimbursed during fiscal year 1998, which reduced the Portfolio's Net Expenses to 0.71%. The expense reimbursement amounted to 0.31%. This fee waiver and expense reimbursement arrangement was voluntary and could have been terminated at any time.

    As part of the Reorganizations, Mitchell Hutchins and the Trust will enter into an agreement that obligates Mitchell Hutchins to reimburse the Premier Funds' expenses in excess of these expense caps for their fiscal year ending December 31, 2000. The expense caps will result in expenses that are three basis points lower than the expense levels of each Portfolio during its last completed fiscal year (after voluntary waivers and reimbursements). As money market funds reduce their expenses, their net returns increase by an equal amount. Therefore, approval of the Reorganizations will lead to increased net returns for Premier Funds' shareholders due to Mitchell Hutchins' guarantee of lower expenses through the Premier Funds' fiscal year 2000.

    Additionally, Mitchell Hutchins anticipates developing enhanced shareholder services, including an automated voice response system available in the year 2000.

SUMMARY OF THE REORGANIZATION PLAN

    Infinity Funds, on behalf of the Portfolios, the Trust, on behalf of the Premier Funds, and Mitchell Hutchins are parties to the Reorganization Plan. The following discussion summarizes the important terms of the Reorganization Plan. This summary is qualified in its entirety by reference to the Reorganization Plan itself, which is attached as Appendix A to this proxy statement.

    If the Reorganization Plan is approved by a Portfolio's shareholders, then on the Closing Date (defined below), that Portfolio will transfer all its assets to the corresponding Premier Fund in exchange solely for shares of that Premier Fund ("Premier Fund Shares"). That Premier Fund will assume all the liabilities of that Portfolio. Immediately thereafter, that Portfolio will distribute those Premier Fund Shares to its shareholders on a one-for-one basis. As soon as is practicable after this distribution of the Premier Fund Shares, that Portfolio will be terminated. Upon completion of each Reorganization, a Portfolio's shareholders will own full and fractional shares of the corresponding Premier Fund equal in number and aggregate net asset value to his or her shares of that Portfolio outstanding on the Closing Date ("Portfolio Shares").

    The Reorganizations are anticipated to occur by the close of business on January 28, 2000, or at another date when the Reorganizations are approved and all contingencies specified in the Reorganization Plan have been met ("Closing Date").

    On or prior to the Closing Date, the Trust will (i) adopt a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (the "New Rule 12b-1

Plan") and enter into a related Plan Agreement with CSC; (ii) enter into a distribution contract with Mitchell Hutchins ("New Distribution Agreement") and
(iii) enter into an investment advisory and administration contract with Mitchell Hutchins ("Investment Advisory and Administration Agreement"). The Trust will also retain Ernst & Young LLP ("Ernst & Young") as independent auditors for each Premier Fund. The Trust also will enter into transfer agent and fund accounting agreements with BISYS, and a custodian agreement with The Bank of New York ("BONY"). The Trust will take the foregoing actions on behalf of each Premier Fund. Approval of the Reorganization Plan will authorize Mitchell Hutchins (which will be issued a single share of each Premier Fund on a temporary basis) to approve the Investment Advisory and Administration Agreement for that Premier Fund, to ratify the selection of Ernst & Young as its independent auditors and to ratify the selection of other service providers. Each new agreement with service providers, including the Investment Advisory and Administration Agreement, will be similar to the corresponding contract, agreement or plan in effect with the Infinity Funds on behalf of the Portfolios immediately prior to the Closing Date.

    The new agreements between the Trust and the Premier Funds' service providers will take effect on the Closing Date. The New Rule 12b-1 Plan and the related Plan Agreement will continue in effect only if approved annually by a majority vote of the Premier Funds' trustees who are not "interested persons," as that term is defined in the 1940 Act, of the Trust ("Independent Trustees") and who have no direct or indirect financial interest in the operation of the New Rule 12b-1 Plan or in any agreements related thereto cast in person at a meeting called for that purpose. The Investment Advisory and Administration Agreement will remain in effect until two years after the date it is approved by Mitchell Hutchins as each Premier Fund's initial shareholder, which would occur before the Closing Date, as explained in more detail below, but thereafter must be approved annually by the Independent Trustees.

    Assuming the Reorganization Plan is approved, it is currently contemplated that the Reorganizations will occur on the Closing Date. However, the Reorganizations may become effective at any other date as to which the parties may agree in writing.

    The obligations of Infinity Funds and the Trust under the Reorganization Plan are subject to various conditions as stated therein. Notwithstanding the approval of the Reorganization Plan by the shareholders of a Portfolio, it may be terminated or amended with respect to that Portfolio at any time prior to its Reorganization by Infinity Funds or the Trust if (i) there is a material breach by the other party of any representation, warranty or agreement contained in the Reorganization Plan to be performed at or prior to the Closing Date, (ii) it reasonably appears that a party will not or cannot meet a condition of the Reorganization Plan or (iii) the Reorganization has not occurred on or before March 31, 2000. Infinity Funds or the Trust may at any time waive compliance with any of the covenants and conditions contained in, or upon mutual agreement they may amend, the Reorganization Plan, provided that the waiver or amendment does not materially adversely affect the interests of the Portfolios' shareholders.

    Under the Reorganization Plan, the Trust agrees that if there is any claim for breach of the Reorganization Plan, no recovery will be sought or payable out of the assets of any other series of Infinity Funds or from any shareholder of Infinity Funds. In addition, Mitchell Hutchins has agreed to indemnify the Infinity Funds' directors against liabilities, damages and expenses associated with claims by the Premier Funds or Portfolio shareholders that arise from the conduct of Mitchell Hutchins related to the Reorganizations and if certain other conditions are satisfied. Such indemnification will occur only to the extent that the liabilities, damages and expenses are not otherwise paid under any applicable contract, agreement or insurance policy of the Portfolios and did not arise from misfeasance, bad faith, negligence, reckless disregard or misconduct on the part of any such director.

INVESTMENT OBJECTIVES AND POLICIES

    The investment objective and policies of each Premier Fund are set forth below. Each Premier Fund has an investment objective that is effectively identical to that of the corresponding Portfolio. Please see below for a description of the differences between CCR Money Market Portfolio's and Premier Money Market Fund's investment policies.

CCR MONEY MARKET PORTFOLIO AND PREMIER MONEY MARKET FUND

    The investment objectives of CCR Money Market Portfolio and Premier Money Market Fund are effectively identical. They both seek to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. In addition, they seek to maintain a stable price of $1.00 per share by investing primarily in a diversified portfolio of high quality money market instruments of governmental and private issuers. CCR Money Market Portfolio usually invests at least 25% of its total assets in domestic and/or U.S. dollar-denominated foreign banking instruments. Premier Money Market Fund is not required to concentrate in the banking industry. However, it will treat domestic and foreign banking as separate industries, as other Mitchell Hutchins advised or sub-advised funds do. Mitchell Hutchins does not anticipate any immediate changes in portfolio management as a result of this difference. They are both subject to the same risks, such as credit risk, interest rate risk and foreign securities risk.

CCR TAX FREE MONEY MARKET PORTFOLIO AND PREMIER TAX-FREE FUND

    The investment objectives of CCR Tax Free Money Market Portfolio and Premier Tax-Free Fund are effectively identical. They both seek to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. In addition, they seek to maintain a stable price of $1.00 per share by investing in a diversified portfolio of high quality municipal money market instruments. They both invest substantially all their assets in short-term municipal securities. They both may invest up to 20% of their net assets in securities the interest on which is a tax preference item for purposes of the federal alternative minimum tax. Both may temporarily invest more than 20% of their net assets in cash or taxable money market instruments when market conditions warrant. They are both subject to the same risks, such as credit risk and interest rate risk.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

    Infinity Funds and the Trust will receive an opinion of Kirkpatrick & Lockhart LLP substantially to the effect that each Reorganization will qualify as a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, no Portfolio, Premier Fund or Portfolio shareholder will recognize any gain or loss on the Reorganization.

    The tax opinion also will provide that (1) a Portfolio shareholder's aggregate basis for federal income tax purposes for the Premier Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Portfolio Shares constructively exchanged for those Premier Fund Shares, and (2) a Portfolio shareholder's holding period for those Premier Fund Shares generally will include its holding period for those Portfolio Shares.

    The tax opinion may state that, notwithstanding the foregoing, no opinion is expressed as to the effect of the Reorganizations on the Portfolios, Premier Funds or any shareholder regarding any unrealized gain or loss that may be required to be recognized for federal income tax purposes under a mark-to-market system of accounting.

    Shareholders of each Portfolio should consult their tax advisers regarding the effect, if any, of the Reorganizations in light of their individual circumstances. Because the foregoing discussion only relates to federal income tax consequences of the Reorganizations, those shareholders also should consult their tax advisers about state and local tax consequences, if any, of the Reorganizations.

FORMS OF ORGANIZATION

    The Portfolios are separate series of Infinity Funds, an open-end management investment company that was organized as a Maryland corporation on March 6, 1990. The Premier Funds are separate series of the Trust, an open-end management investment company that was formed as a Delaware business trust on April 29, 1998. Because all four funds are money market funds subject to the requirements of Rule 2a-7 under the 1940 Act, they generally can invest no more than 5% of their total assets in the securities of any single issuer other than U.S. government securities (as defined in the 1940 Act). Neither Premier Fund is required to (nor will it) hold annual shareholder meetings.

    The change from a Maryland corporation to a Delaware business trust is not expected to alter the business operations of the Portfolios or materially affect the rights of their shareholders. In fact, Delaware law generally should give the Premier Funds more legal flexibility. Delaware business trust law permits the issuance of an unlimited number of shares of beneficial interest and generally provides greater flexibility in the adoption and amendment of an investment company's governing instruments. However, Delaware business trust law has not been extensively tested in court. Maryland corporate law provides that a shareholder is not obligated to a fund with respect to the stock held therein, except to the extent that (1) the subscription price or other agreed upon consideration for the stock has not been paid (subject to limited exceptions);
(2) the shareholder knowingly accepted an illegal distribution; or (3) the shareholder is subject to any liability imposed by law upon the dissolution, voluntary or involuntary, of a fund. Delaware law provides that a shareholder of a Delaware business trust is entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under Delaware law. Notwithstanding current laws, courts in other states may decline to apply Delaware law on this point. As a result, there is a risk that such courts might not apply Delaware law and could thereby subject a Premier Fund's shareholders to liability. The management of the Premier Funds believes that this risk is remote.

CONTINUATION OF FUND SHAREHOLDER ACCOUNTS

    The Premier Funds' transfer agent, BISYS, is also the Portfolios' transfer agent and will establish accounts on each Premier Fund's books for the shareholders containing the appropriate number of Premier Fund Shares to be received by each holder of Portfolio Shares under the Reorganization Plan.

Such accounts will be identical in all material respects to the accounts currently maintained by BISYS for the Portfolios' shareholders.

CHANGE IN INDEPENDENT AUDITORS

    BY APPROVING THE REORGANIZATION PLAN, THE SHAREHOLDERS OF A PORTFOLIO AUTHORIZE MITCHELL HUTCHINS TO VOTE ONE INITIAL SHARE OF EACH PREMIER FUND IN FAVOR OF RATIFYING THE TRUST BOARD'S SELECTION OF INDEPENDENT AUDITORS. The Trust Board, including all of its Independent Trustees, has selected Ernst & Young to serve as independent auditors of the Premier Funds. Ernst & Young has no direct financial interest or material indirect financial interest in the Premier Funds. Representatives of Ernst & Young are not expected to attend the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

    The independent auditors will examine annual financial statements for the Premier Funds and will provide other audit and tax-related services. In recommending the selection of Ernst & Young, the Trust Board reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of those services would affect the auditors' independence.

    The retention of Ernst & Young instead of the Portfolios' current independent auditors, KPMG LLP ("KPMG"), is not due to any known disagreements with Infinity Funds' management. KPMG has consistently provided unqualified reports to the Portfolios. Ernst & Young is the independent auditors predominantly used by other funds in the Mitchell Hutchins fund complex, including the other series of the Trust. Representatives from KPMG are not expected to attend the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

SELECTION OF INVESTMENT ADVISER AND ADMINISTRATOR

    BY APPROVING THE REORGANIZATION PLAN, THE SHAREHOLDERS OF A PORTFOLIO AUTHORIZE MITCHELL HUTCHINS TO VOTE ONE INITIAL SHARE OF EACH PREMIER FUND IN FAVOR OF SELECTING MITCHELL HUTCHINS TO SERVE AS THAT PREMIER FUND'S INVESTMENT ADVISER, THE SAME ROLE MITCHELL HUTCHINS HAS HELD SINCE THE PORTFOLIO COMMENCED OPERATIONS, AS WELL AS ITS ADMINISTRATOR, IN ACCORDANCE WITH THE TERMS OF THE PROPOSED INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT. Currently, the Portfolios operate under an investment advisory agreement between the Portfolios and Mitchell Hutchins dated October 30, 1990, and revised November 18, 1998, (the "Current Investment Advisory Agreement") and an administration agreement between the Portfolios and BISYS dated February 11, 1997

("Current Administration Agreement") (collectively the "Current Agreements"). If the Reorganization is approved by shareholders of a Portfolio, the Current Agreements will be terminated and Mitchell Hutchins will provide advisory and administrative services to the corresponding Premier Fund under the new Investment Advisory and Administration Agreement between the Trust and Mitchell Hutchins upon the Closing Date.

    The new Investment Advisory and Administration Agreement is modeled upon the investment advisory and administration agreements between the other funds in the Mitchell Hutchins fund complex and Mitchell Hutchins, and the wording of its provisions is different from the Current Investment Advisory Agreement. However, the provisions of the Current Agreements are not substantially different from the proposed Investment Advisory and Administration Agreement. Besides the new names and dates in the Investment Advisory and Administration Agreement, there are six significant differences between the current and proposed Agreements. First, the provisions of both Current Agreements will be contained in one contract, the Investment Advisory and Administration Agreement, and Mitchell Hutchins will serve as administrator of the Premier Funds instead of BISYS. Second, under the Investment Advisory and Administration Agreement, Mitchell Hutchins is explicitly permitted to delegate any of its contractual duties to a sub-adviser or sub-administrator, whereas the Current Agreements do not mention such delegations. In addition, the Investment Advisory and Administration Agreement permits a sub-adviser to be hired or terminated without shareholder approval pursuant to an SEC exemptive order. However, as of the date of this proxy statement, Mitchell Hutchins does not plan to retain a sub-adviser or sub-administrator for either Premier Fund. (See "Future Imposition, Modification and Termination of Sub-Advisers" below for more details.) Third, the Investment Advisory and Administration Agreement specifically limits the ability of Mitchell Hutchins to reach the assets of Premier Fund trustees or shareholders to settle any right or claim. This provision does not alter the allocation of liabilities from that of the Current Investment Advisory Agreement; it merely is an explicit statement of such allocation that is a common provision in contracts governed by Delaware business trust law. Fourth, the non-exclusive list of expenses to be borne by the Premier Funds in the Investment Advisory and Administration Agreement includes certain added expenses to conform the Investment Advisory and Administration Agreement to the format used by the Mitchell Hutchins fund complex. Shareholders will not bear any new expenses as a result of this difference in contractual language. Fifth, the governing law of the Investment Advisory and Administration Agreement will be Delaware, while the Current Investment Advisory Agreement is governed by New York law. Finally, under the Investment Advisory and Administration Agreement, Mitchell Hutchins must give 60 days' notice of termination of the agreement, unlike the 90 day notice requirement under the Current Investment Advisory Agreement.

    The fee under the new Investment Advisory and Administration Agreement will effectively remain the same as the combined fee under the Current Agreements, namely 0.20% of each Premier Fund's average daily net assets. The terms of both Agreements are described in more detail below and a copy of the Investment Advisory and Administration Agreement with respect to the Premier Funds appears as Appendix D to this proxy statement.

TERMS OF THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT

    Pursuant to the Investment Advisory and Administration Agreement, subject to the supervision of the Trust Board, and in conformity with the stated policies of the Premier Funds, Mitchell Hutchins would be responsible for managing the investment operations of the Premier Funds and the composition of their portfolios, including the purchase, retention and disposition of portfolio securities. In this regard, Mitchell Hutchins would be responsible for supervising the Premier Funds' investments, furnishing a continuous investment program for the Funds' portfolios and placing purchase and sale orders for portfolio securities of the Funds and other investments. Under the Investment Advisory and Administration Agreement, Mitchell Hutchins would also administer the Premier Funds' corporate affairs, subject to the supervision of the Trust Board and, in connection therewith, furnish the Premier Funds with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Premier Funds' distributor, transfer and dividend disbursing agent and custodian. Mitchell Hutchins would keep certain books and records of the Premier Funds required to be maintained pursuant to the 1940 Act. Under the Investment Advisory and Administration Agreement, Mitchell Hutchins is not obligated to provide exclusive investment management services to the Premier Funds, and Mitchell Hutchins is free to, and already does, render investment management services to others. Mitchell Hutchins is permitted to delegate any or all of its duties under the Investment Advisory and Administration Agreement to a sub-adviser or sub-administrator according to a sub-advisory or sub-administration contract.

    All services furnished by Mitchell Hutchins under the Investment Advisory and Administration Agreement may be furnished by its directors, officers or employees. In connection with the administration of the corporate affairs of the Premier Funds, Mitchell Hutchins would bear the following expenses:

    (a) the salaries and expenses of all of Mitchell Hutchins' personnel involved with the Premier Funds and related overhead;

    (b) the fees and salaries of the Premier Funds' trustees and officers, if any, who are affiliated with Mitchell Hutchins (as defined in the 1940 Act); and

    (c) all expenses incurred by Mitchell Hutchins in connection with managing the ordinary course of the Premier Funds' business, other than those assumed by the Premier Funds, as described below.

    Under the Investment Advisory and Administration Agreement, the Premier Funds will pay Mitchell Hutchins a fee at the annual rate of 0.20% of each Fund's average daily net assets. This fee will be computed daily and paid monthly.

    The Investment Advisory and Administration Agreement provides that Mitchell Hutchins will not be liable to the Premier Funds or their shareholders for any error of judgment or mistake of law by Mitchell Hutchins or for any loss suffered by the Funds in connection with the matters to which the Investment Advisory and Administration Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of Mitchell Hutchins' reckless disregard of its duties and obligations under the Investment Advisory and Administration Agreement. Mitchell Hutchins is not entitled to any such indemnification with respect to any liability to the Premier Funds or their shareholders resulting from willful misfeasance, bad faith, gross negligence in the performance of its duties or its reckless disregard of its duties and obligations under the Investment Advisory and Administration Agreement.

    If Mitchell Hutchins, as sole initial shareholder of the Premier Funds, approves the Investment Advisory and Administration Agreement, it will continue in effect for two years after the date of such approval. The Investment Advisory and Administration Agreement may be renewed from year-to-year after its initial term, provided that any such renewals are specifically approved at least annually by (i) the Trust Board, or by a vote of the majority of the outstanding voting securities of each Premier Fund, and (ii) a majority of Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

    The Investment Advisory and Administration Agreement is terminable without penalty with respect to a Premier Fund on 60 days' written notice by a vote of the majority of the outstanding voting securities of that Premier Fund, by a vote of the majority of the Trust Board, or by Mitchell Hutchins on 60 days' written notice, and will automatically terminate in the event of its assignment (as defined in the 1940 Act).

INFORMATION ABOUT MITCHELL HUTCHINS ASSET MANAGEMENT INC.

    Under the new Investment Advisory and Administration Agreement, Mitchell Hutchins, a Delaware corporation with principal offices at 51 West 52nd Street, New York, NY 10019, acts as the investment adviser and administrator for the Premier Funds. Mitchell Hutchins, currently the Portfolio's investment adviser under the Current Investment Advisory Agreement, is a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"), which in turn is a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group"), a publicly owned financial services holding company. The principal address of both PaineWebber and PW Group is 1285 Avenue of the Americas, New York, NY 10019. Mitchell Hutchins is actively engaged in providing investment supervisory services to institutional and individual clients.

    Mitchell Hutchins is also the investment adviser and administrator or sub-adviser and sub-administrator for a number of investment companies that have similar investment objectives to the Premier Funds. A list of these investment companies, their approximate net assets and Mitchell Hutchins' annual management fee with respect to each is located at Appendix E. In addition, Mitchell Hutchins serves as distributor for the Premier Funds. Mitchell Hutchins is the investment adviser or sub-adviser for 33 investment companies with 75 separate portfolios. As of August 31, 1999, Mitchell Hutchins was the administrator or sub-administrator of 73 portfolios within the Mitchell Hutchins fund complex, and Mitchell Hutchins was the distributor for 40 funds in the Mitchell Hutchins fund complex.

    Certain information regarding the directors and principal executive officers of Mitchell Hutchins is set forth below:

                                POSITION WITH
   NAME AND ADDRESS           MITCHELL HUTCHINS            PRINCIPAL OCCUPATION
- -----------------------  ----------------------------  ----------------------------
Margo N. Alexander       Chairman, Chief Executive     Please see Appendix F for
                           Officer and Director          detailed biographical
                                                         information.
Brian Storms             President, Chief Operating    Please see Appendix F for
                           Officer and Director          detailed biographical
                                                         information.
Julian Sluyters          Chief Administrative          Senior Vice President, Chief
                           Officer, Senior Vice          Administrative Officer and
                           President and Director        Operating Committee Member
                                                         of PaineWebber

    The following trustees and officers of the Trust are directors, officers or employees of Mitchell Hutchins: Margo N. Alexander, Brian Storms, Kris L. Dorr, Elbridge T. Gerry III, John J. Lee, Kevin J. Mahoney, Michael H. Markowitz, Dennis McCauley, Kevin P. McIntyre, Ann E. Moran, Dianne E. O'Donnell, Emil Polito, Susan Ryan, Victoria E. Schonfeld, Paul H. Schubert, Barney A. Taglialatela, Debbie Vermann and Keith A. Weller. Please see Appendix F for their biographical information.

    If the Reorganization Plan is not approved, the Current Investment Advisory Agreement will remain in effect in accordance with its terms. The terms of the Current Investment Advisory Agreement are discussed in the following section.

TERMS OF THE CURRENT INVESTMENT ADVISORY AGREEMENT

    The Current Investment Advisory Agreement between the Portfolios and Mitchell Hutchins first took effect on October 30, 1990. Unless earlier terminated, it will remain in effect until December 31, 1999. The last time the Current Investment Advisory Agreement was approved by an affirmative vote of shareholders was December 20, 1991, for CCR Money Market Portfolio and October 30, 1990, for CCR Tax Free Money Market Portfolio, when it was submitted to each Portfolio's shareholders for initial approval as a new agreement.

    As noted above, the Current Investment Advisory Agreement is similar to the investment advisory portion of the proposed Investment Advisory and Administration Agreement. Under the direction and control of the Board, Mitchell Hutchins makes recommendations for purchases and sales of portfolio securities by the Portfolios pursuant to their stated investment objectives, policies and restrictions and reviews these purchase and sale recommendations for suitability in accordance with such objectives, policies and restrictions. Upon determining such suitability, Mitchell Hutchins is authorized to transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Portfolios. Mitchell Hutchins determines the timing of portfolio transactions and other matters related to execution. The Current Investment Advisory Agreement also contains provisions concerning renewals, terminations and the non-exclusivity of Mitchell Hutchins' services that are substantially similar to provisions in the proposed Investment Advisory and Administration Agreement.

    Additionally, pursuant to the Current Administration Agreement between Infinity Funds and BISYS, BISYS is the administrator of the Portfolios. BISYS renders to the Portfolios such administrative, accounting, internal auditing and clerical services as are necessary to provide for effective operation of the

Portfolios, but the Portfolios must bear all of their own expenses. The important differences between the Agreements are explained above.

    The fee structure under the Current Investment Advisory Agreement and Current Administration Agreement is substantially identical to the fee structure under the proposed Investment Advisory and Administration Agreement except that under the Current Investment Advisory Agreement the Portfolios each pay 0.10% of their average daily net assets while under the separate Current Administration Agreement each Portfolio pays an additional 0.10% of its average daily net assets. Therefore, the combined fee of the Current Agreements, 0.20%, is equal to the 0.20% fee payable under the Investment Advisory and Administration Agreement, a combined agreement format that is more common for Mitchell Hutchins advised or sub-advised funds.

    The aggregate amount of investment advisory fees received by Mitchell Hutchins from CCR Money Market Portfolio during the fiscal year ended December 31, 1998, was $1,328,616, and for the six-month period ended June 30, 1999, was $801,927. The aggregate amount of investment advisory fees received by Mitchell Hutchins from CCR Tax Free Money Market Portfolio during the fiscal year ended December 31, 1998, was $113,647, and for the six month period ended June 30, 1999, was $55,988. The aggregate amount of administration fees received by BISYS from CCR Money Market Portfolio during the fiscal year ended December 31, 1998, was $1,328,616, and for the six-month period ended June 30, 1999, was $801,927. The aggregate amount of administration fees received by BISYS from CCR Tax Free Money Market Portfolio during the fiscal year ended December 31, 1998, was $66,199, and for the six month period ended June 30, 1999, was $33,592. Mitchell Hutchins would have received approximately the same amount from the Portfolios as both Mitchell Hutchins and BISYS did in the aggregate if the investment advisory and administration fees under the Premier Funds' Investment Advisory and Administration Agreement had been charged during the same periods, provided that similar fee waivers/reimbursements had been in effect.

PORTFOLIO TRANSACTIONS

    Mitchell Hutchins, pursuant to the Current Investment Advisory Agreement, has arranged for the execution of the Portfolios' portfolio transactions and may allocate any brokerage. These arrangements would be substantially similar if the Reorganizations are approved and Mitchell Hutchins becomes the Premier Funds' investment adviser and administrator pursuant to the Investment Advisory and Administration Agreement. For the fiscal year ended December 31, 1998, the Portfolios paid no brokerage commissions to entities affiliated with the Portfolios.

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT -- ADOPTION

    If the Portfolios' shareholders approve the Reorganizations, the proposed Investment Advisory and Administration Agreement will be adopted by Mitchell Hutchins as sole initial shareholder of the Premier Funds. IF A PORTFOLIO'S SHAREHOLDERS DO NOT APPROVE THE REORGANIZATION, THE CURRENT INVESTMENT ADVISORY AGREEMENT WILL CONTINUE IN FORCE FOR THAT PORTFOLIO, AND THE PORTFOLIO WILL REMAIN A SERIES OF THE INFINITY FUNDS AND CONTINUE TO OPERATE. THE BOARD WILL THEN CONSIDER OTHER OPTIONS AND ALTERNATIVES FOR THAT PORTFOLIO.

CONTINUATION OF TRANSFER AGENT AND CUSTODIAN

    The Premier Funds have approved arrangements with BONY to serve as custodian for the Funds. The Premier Funds have also approved arrangements with BISYS to serve as transfer agent for the Funds. These arrangements are similar to transfer agency and custodian arrangements already in place for the Portfolios. However, the new transfer agency agreement permits either party to terminate the agreement on at least 60 days' written notice to the other party that the agreement will terminate on a specified date, which must fall after the expiration of an initial six month term unless the agreement is terminated for cause. The old transfer agency agreement did not include a termination provision and automatically renewed each year for additional one year periods, but it provided that either party could refuse to renew the agreement after its initial one year term on written notice at least 60 days before the expiration of the current year's term; it also provided for certain termination penalties. In addition, the Premier Funds will bear higher fees under the new transfer agency agreement. During each Premier Fund's fiscal year 2000, Mitchell Hutchins has agreed to waive or reimburse certain expenses, as described above. Therefore, shareholders will not bear any added transfer agency expenses during that year.

DIFFERENCES IN DISTRIBUTOR

    BY APPROVING THE REORGANIZATION PLAN, THE SHAREHOLDERS OF A PORTFOLIO AUTHORIZE MITCHELL HUTCHINS TO VOTE IN FAVOR OF RATIFYING THE NEW DISTRIBUTION AGREEMENT WITH MITCHELL HUTCHINS. The New Distribution Agreement generally follows the standard distribution agreement form used by the funds in the Mitchell Hutchins fund complex. The New Distribution Agreement provides for distribution services that are substantially similar to those currently in place between Infinity Funds and BISYS. The provisions of the New Distribution Agreement differ from the standard Mitchell Hutchins fund complex contract in order to address the distribution of the Premier Funds through brokerage firms that clear their securities through CSC and to address the specific provisions of the Premier Funds' New Rule 12b-1 Plan.

NEW RULE 12B-1 PLAN AND RELATED PLAN AGREEMENT

    The Trust Board has adopted the New Rule 12b-1 Plan and a related Plan Agreement. The provisions of the New Rule 12b-1 Plan and related Plan Agreement are substantially similar to the existing Rule 12b-1 Plan of the Infinity Funds with respect to the Portfolios.

FUTURE IMPOSITION, MODIFICATION AND TERMINATION OF SUB-ADVISERS

    Immediately after effecting the Reorganizations, the Premier Funds will not be serviced by any sub-adviser, but directly by Mitchell Hutchins. However, under the Investment Advisory and Administration Agreement, Mitchell Hutchins may delegate any or all of its contractual duties to a sub-adviser with respect to all or a portion of a Premier Fund's net assets. Normally, the 1940 Act requires shareholder approval of sub-advisory contracts and any material changes thereto. However, an exemption from the provisions of Section 15(a) and Rule 18f-2 of the 1940 Act has been granted by the SEC to Mitchell Hutchins and the Trust to permit Mitchell Hutchins to select and retain new sub-advisers for the Premier Funds without shareholder approval, but subject to approval by the Trust Board. Mitchell Hutchins may also modify or terminate existing sub-advisory agreements in the same manner. This exemption is subject to several SEC imposed conditions to protect shareholders. One such protective measure is that the Trust must send all Premier Fund shareholders an information statement on the new or modified sub-adviser, sub-advisory contract or sub-advisory fees that would be equivalent to the disclosure required under the proxy rules within ninety days of a change in the Funds' sub-adviser or sub-advisory contract. The Trust Board believes that this exemption will increase the Premier Funds' flexibility without causing the delay and expense associated with holding additional shareholder meetings. However, as of the date of this proxy statement, Mitchell Hutchins does not plan to retain a sub-adviser for either Premier Fund.

DIFFERENCE IN CONCENTRATION POLICY

    The investment policies of Premier Money Market Fund will be substantially similar to the investment policies of CCR Money Market Portfolio. However, Premier Money Market Fund does not have an industry concentration policy unlike CCR Money Market Portfolio. CCR Money Market Portfolio has a fundamental restriction that requires it to invest at least 25% of its total assets in securities issued by banks and considers domestic and foreign banks to be part of the same industry. While Premier Money Market Fund is not required to concentrate its investments in securities issued by banks, the Fund considers domestic and foreign banking to be different industries. As a result, Mitchell Hutchins does not expect that Premier Money Market Fund would need to dispose of any securities received from CCR Money Market Portfolio if the Reorganizations are approved. Neither fund may purchase a security if, as a result, more than 25% of its total assets would be invested in securities of issuers having their principal business activities in the same industry other than the banking industry as described above.

    The Premier Funds' fundamental restrictions exempt a broader range of securities--obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, municipal securities and certificates of deposit and bankers' acceptances of domestic branches of U.S. banks--from the general prohibition against concentration than do the Portfolios', which exempt only obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

DESCRIPTION OF DIFFERENCES BETWEEN THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF
  THE PORTFOLIOS AND THE PREMIER FUNDS

    IF THE REORGANIZATIONS ARE APPROVED, THE SHAREHOLDERS OF A PORTFOLIO WILL BECOME SHAREHOLDERS OF THE CORRESPONDING PREMIER FUND, WHICH HAS FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS THAT DIFFER FROM THOSE OF THE PORTFOLIO, AS DESCRIBED BELOW. (Mitchell Hutchins has provided the information concerning the Premier Funds.) As required by the 1940 Act, the Portfolios and the Premier Funds have adopted certain fundamental investment restrictions ("fundamental restrictions"), which are set forth in their Statements of Additional Information ("SAIs"). Fundamental restrictions may be changed only with a shareholder vote. The Premier Funds also have other investment restrictions and policies that they have not specifically designated as fundamental. These investment restrictions and policies are considered to be "non-fundamental" and may be changed by the Trust Board without shareholder approval.

    Shareholders of the Portfolios should note that each of the Portfolios and the Premier Funds must comply with Rule 2a-7 under the 1940 Act. Rule 2a-7 imposes stringent and detailed requirements concerning portfolio diversification, quality and maturity on money market funds. Because all the funds must comply with Rule 2a-7's requirements, as a practical matter the differences between the fundamental restrictions of the Portfolios and those of the Premier Funds are not expected to result in significant differences in how the Premier Funds are managed.

    The current fundamental restrictions of the Portfolios are attached at Appendix B. Each Portfolio has different fundamental restrictions. The fundamental and non-fundamental restrictions of the Premier Funds are identical to each other and are attached as Appendix C. The Premier Funds' fundamental restrictions are also identical to those of most other mutual funds in the

Mitchell Hutchins fund complex. Mitchell Hutchins believes that having the fundamental and non-fundamental restrictions of the Premier Funds consistent with those of most other funds in the Mitchell Hutchins fund complex facilitates compliance monitoring. The notable substantive differences are described below.

    CONCENTRATION POLICY. As described above, CCR Money Market Portfolio has a fundamental restriction that requires it to invest at least 25% of its total assets in securities issued by banks and considers domestic and foreign banks to be part of the same industry. Premier Money Market Fund does not have a corresponding concentration requirement. While Premier Money Market Fund is not required to concentrate its investments in securities issued by banks, the Fund considers domestic and foreign banking to be different industries. As a result, Mitchell Hutchins does not expect that Premier Money Market Fund would need to dispose of any securities received from CCR Money Market Portfolio if the Reorganizations are approved. Neither fund may purchase a security if, as a result, more than 25% of its total assets would be invested in securities of issuers having their principal business activities in the same industry other than the banking industry as described above.

    The Premier Funds' fundamental restrictions exempt a broader range of securities--obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, municipal securities and certificates of deposit and bankers' acceptances of domestic branches of U.S. banks--from the general prohibition against concentration than do the Portfolios', which exempt only obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

    FUNDAMENTAL RESTRICTION ON INVESTING IN CERTAIN TYPES OF SECURITIES. Each Portfolio has a fundamental restriction that prohibits investments in certain types of securities, but the language of each Portfolio's fundamental restriction is different. CCR Money Market Portfolio has a fundamental limitation prohibiting investments in common stocks, preferred stocks, warrants and other equity securities. CCR Tax Free Money Market Portfolio has a fundamental restriction against purchases of "securities other than Municipal Obligations and Taxable Investments." (These terms are defined broadly to encompass all debt securities in which a money market fund could invest.)

    Neither Premier Fund has a fundamental limitation comparable to those of the Portfolios. Nevertheless, each Premier Fund's investment policies and the restrictions imposed on money market funds by Rule 2a-7 prohibit the Premier Funds from investing in any securities other than money market instruments. Mitchell Hutchins does not believe that the absence of comparable fundamental restrictions will result in any change in the Premier Funds' investments as compared to those of the Portfolios.

    FUNDAMENTAL RESTRICTION ON BORROWING AND SENIOR SECURITIES. Each Portfolio has a fundamental restriction relating to borrowing and senior securities, but the language of the Portfolios' restrictions differs somewhat. Each Portfolio's fundamental restriction governing borrowing and senior securities is significantly more restrictive than required by the 1940 Act, in that it limits bank borrowings to 15% of a Portfolio's total assets. The Portfolios' fundamental restrictions also state that a Portfolio will not make any additional investments while borrowings exceed 5% of the value of the Portfolio's total assets. In addition, the fundamental restriction for CCR Money Market Portfolio limits senior securities to certain reverse repurchase agreements while that for CCR Tax Free Money Market Portfolio prohibits all senior securities.

    The comparable fundamental restrictions for the Premier Funds are no more restrictive than required by the 1940 Act and thus permit the issuance of senior securities and borrowing money, provided that these activities are not in excess of up to 33-1/3% of a Premier Fund's total assets, plus an additional 5% borrowing for temporary or emergency purposes. However, as a matter of investment policy, each Premier Fund's borrowings may not exceed the 15% limit imposed under the Portfolios' fundamental restrictions. In addition, the Premier Funds have a non-fundamental restriction on purchasing additional portfolio securities while borrowings in excess of 5% of total assets are outstanding. Accordingly, the Premier Funds will be operated, with respect to borrowings, in the same manner as the Portfolios, except that Premier Tax-Free Fund would not be prohibited from entering into reverse repurchase agreements. These non-fundamental investment policies could be changed for either Premier Fund by the Trust Board without shareholder approval.

    FUNDAMENTAL RESTRICTIONS ON PLEDGING, HYPOTHECATING, MORTGAGING OR ENCUMBERING PORTFOLIO SECURITIES. Each Portfolio has a fundamental restriction limiting the pledging, hypothecating, mortgaging or encumbering of portfolio securities. The fundamental restriction for CCR Money Market Portfolio permits pledging of portfolio securities in connection with both borrowings and these investment activities; the fundamental restriction for CCR Tax Free Money Market Portfolio only permits pledging portfolio securities in connection with permissible borrowings.

    Unlike the Portfolios, the Premier Funds do not have fundamental restrictions on pledging portfolio securities because this type of fundamental restriction is not required by the 1940 Act. Certain states used to (but no longer) require this restriction as a condition for permitting the sale of a fund's securities in those states. However, the Premier Funds' investment policies do not contemplate the pledging of portfolio securities except in connection with permitted borrowings or permissible investment activities such as reverse repurchase agreements or forward purchase commitments. Mitchell Hutchins does not expect that the Premier Funds would need to pledge portfolio securities other than in connection with permissible borrowings or in circumstances where entering into permissible investments (such as forward commitments) might be deemed to constitute a pledge. However, the Trust Board could approve additional pledging transactions without shareholder approval.

    FUNDAMENTAL RESTRICTION ON MAKING LOANS. Each Portfolio has a fundamental restriction prohibiting the making of loans. There are differences between these fundamental restrictions in that the fundamental restriction for CCR Tax Free Money Market Portfolio does not expressly except the lending of portfolio securities from the overall restriction, while CCR Money Market Portfolio's restriction excepts the lending of portfolio securities.

    The Premier Funds also have a fundamental restriction that prohibits making loans but, for both Premier Funds, expressly excepts loans of portfolio securities from the prohibition. The Premier Funds' restriction also has a more detailed listing of the types of debt obligations that a Fund may acquire without being deemed to make a loan. The Premier Funds have a non-fundamental policy permitting each of them to lend portfolio securities in an amount up to 33 1/3% of its total assets, which is the maximum level currently permitted under the 1940 Act and the amount permitted for CCR Money Market Portfolio. Although the Premier Funds may not lend portfolio securities in the immediate future, it is expected that the Trust Board will approve their participation in a securities lending program that includes other funds in the Mitchell Hutchins fund complex. Pursuant to SEC exemptive orders, funds with Mitchell Hutchins as their adviser or sub-adviser are permitted to use its parent, PaineWebber, as lending agent, and may lend portfolio securities to PaineWebber as principal, subject to a number of SEC imposed conditions intended to protect shareholder interests.

    Lending portfolio securities would enable a Premier Fund to earn additional income but could result in a loss or delay in recovering the securities. Under any securities lending program that may be approved by the Trust Board, a Premier Fund would lend portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with the Fund's custodian in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. A Premier Fund would pay reasonable administrative and custodial fees in connection with any loan and might pay a negotiated portion of the interest earned on the cash or instruments held as collateral to the borrower or to the placing broker. A Premier Fund would retain the authority to terminate any loans at any time. A Premier Fund would regain record ownership of loaned securities to exercise beneficial rights, such as voting rights, when doing so is considered to be in the Premier Fund's interest.

    FUNDAMENTAL RESTRICTION ON WRITING OR PURCHASING PUT OR CALL OPTIONS OR COMBINATIONS THEREOF. The Portfolios both have fundamental restrictions prohibiting writing or purchasing put or call options or combinations thereof. The Premier Funds have no similar fundamental restriction because it is not required by the 1940 Act. Consistent with Rule 2a-7, the Premier Funds' current investment policies do not permit them to invest in options, although these policies could be changed by the Trust Board without shareholder approval. Mitchell Hutchins believes that flexibility for the Trust Board to permit these types of investments is appropriate in the event changes in the types of money market instruments available for investment and in the restrictions imposed on the money market fund industry by Rule 2a-7 make use of options appropriate for the Premier Funds.

    FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES. Both Portfolios have fundamental restrictions prohibiting them from acting as underwriter of securities for other issuers. The fundamental restriction for CCR Tax Free Money Market Portfolio provides an exception permitting it to bid for the purchase of municipal securities directly from an issuer.

    Each Premier Fund also has a fundamental restriction prohibiting it from engaging in the business of underwriting securities. The restriction for the Premier Funds provides an exception to the extent that a Premier Fund may be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities. Mitchell Hutchins believes that the fundamental restrictions for the Portfolios and the Premier Funds are substantially similar notwithstanding the language differences.

    FUNDAMENTAL RESTRICTION ON REAL ESTATE INVESTMENTS. Each Portfolio has a fundamental restriction prohibiting investment in real estate. The Portfolios' investment restrictions also prohibit investment in real estate investment trusts. For CCR Tax Free Money Market Portfolio, there is an exception for investments in municipal obligations secured by real estate or interests therein.

    The Premier Funds also have fundamental restrictions that prohibit investment in real estate, but make it clear that investments in securities of issuers that invest in real estate and certain securities backed by interests in real estate are not subject to the limitations. The Premier Funds' limitations also permit a Premier Fund to exercise its rights in connection with the holding of such securities, including enforcing security interests and holding real estate acquired due to such enforcement. Notwithstanding the differences in the language of the fundamental restrictions of the Portfolios and the Premier Funds, Mitchell Hutchins does not anticipate that these differences would cause the Premier Funds' operating policies governing investments in mortgage-backed securities or other real estate related securities to be any different from those currently followed by the Portfolios.

    FUNDAMENTAL RESTRICTION ON INVESTING IN COMMODITIES. The Portfolios have fundamental restrictions prohibiting them from buying or selling commodities. The Premier Funds also have fundamental restrictions that prohibit them from buying or selling physical commodities (unless acquired as a result of owning securities or other instruments), but permit them to buy and sell financial options and futures contracts and other financial contracts or derivative instruments. Their current operating policies do not permit the Premier Funds to use these instruments, but the Trust Board could authorize their use in the future without shareholder approval. Mitchell Hutchins believes that flexibility for the Trust Board to permit these types of investments is appropriate in the event changes in the types of money market instruments available for investment and in the restrictions imposed on the money market fund industry by Rule 2a-7 make use of financial futures contracts and other types of derivative instruments appropriate for the Premier Funds. In the event that the SEC amends Rule 2a-7 and the Premier Funds change their operating policies to permit investment in options, futures or other financial contracts or derivative instruments, then the risk characteristics of the Premier Funds could change as a result of entering into such transactions.

    FUNDAMENTAL RESTRICTION ON SHORT SALES. The Portfolios have fundamental restrictions prohibiting short sales. The 1940 Act does not require that funds have a fundamental limitation governing short sales, but the Premier Funds have a non-fundamental limitation prohibiting short sales other than short sales "against the box" (the short sale of a security a fund already owns or has the right to own) and short positions in connection with financial contracts or derivative instruments. Mitchell Hutchins believes it appropriate for the Trust Board to have the flexibility to modify this policy in the future without shareholder approval in the event available investments for money market funds change to make engaging in short sales appropriate for the Premier Funds and these investments would be consistent with Rule 2a-7.

    FUNDAMENTAL RESTRICTION ON MARGIN TRANSACTIONS. The Portfolios have fundamental restrictions prohibiting the purchase of securities on margin. The 1940 Act does not require that funds have a fundamental limitation governing margin transactions, but the Premier Funds have a non-fundamental limitation prohibiting the purchase of securities on margin except for short-term credit necessary for the clearance of portfolio transactions and except that a Fund may make margin deposits in connection with its use of financial options or futures or other derivative instruments. Mitchell Hutchins believes it appropriate for the Trust Board to have the flexibility to modify this policy without shareholder approval in the event available investments for money market funds change to make engaging in margin purchases appropriate and consistent with Rule 2a-7.

    FUNDAMENTAL RESTRICTION ON INVESTMENTS IN OIL OR GAS INTERESTS. Each Portfolio has a fundamental restriction prohibiting investments in oil or gas interests. The 1940 Act does not require this restriction, although certain states used to require it as a condition for permitting the sale of a fund's securities in those states. The Premier Funds have no comparable fundamental restriction; however, the operating policies of the Premier Funds and the requirements of Rule 2a-7 effectively prohibit these investments.

    FUNDAMENTAL RESTRICTION ON INVESTING FOR THE PURPOSE OF CONTROL. The Portfolios have fundamental restrictions on investing for the purpose of control. The Premier Funds have no comparable fundamental or non-fundamental restriction. The 1940 Act does not require this restriction. The Premier Funds must limit their investments to money market instruments and are limited in the amount of total assets they may invest in the securities of any one issuer. These restrictions effectively prevent the Premier Funds from investing for the purpose of control.

    FUNDAMENTAL RESTRICTION ON INVESTMENTS IN OTHER INVESTMENT COMPANIES. The Portfolios have fundamental restrictions prohibiting the investment in securities of other investment companies, except as part of a merger, consolidation or acquisition of assets. The 1940 Act limits a fund's investment in shares of other investment companies, but does not prohibit the investment or require that a fund have a fundamental restriction on this subject.

    The Premier Funds have non-fundamental investment restrictions that permit them to invest in securities of other investment companies to the extent permitted by the 1940 Act and have a slightly broader exception from the overall limitation for securities received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger. The Premier Funds' non-fundamental restrictions effectively permit a Premier Fund to purchase the securities of other investment companies if, immediately thereafter, (i) not more than 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) not more than 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) not more than 10% of the Fund's total assets, taken at market value, would be invested in such securities and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, own not more than 10% of the total outstanding stock of any one closed-end investment company. The Trust Board could change this non-fundamental restriction without shareholder approval, but any changed restriction and the Premier Funds' operating policies would need to comply with the limits imposed by the 1940 Act or any exemptive order thereunder.

    Mitchell Hutchins believes that investments by the Premier Funds in the securities of other investment companies may be desirable from time to time when the amounts to be invested are too small or are available too late in the day to be invested effectively in other money market instruments, the shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or these investments would enhance a Fund's liquidity. The shares of other money market funds are subject to management fees and other expenses of these funds. At the same time, the Fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other money market funds.

    FUNDAMENTAL RESTRICTION ON INVESTMENTS IN REPURCHASE AGREEMENTS PROVIDING FOR SETTLEMENT IN MORE THAN SEVEN DAYS AND OTHER ILLIQUID SECURITIES. The Portfolios have fundamental restrictions that prohibit them from investing in repurchase agreements providing for settlement in more than seven days or purchasing other illiquid securities if, in the aggregate, more than 10% of its net assets would be so invested. The 1940 Act does not require that a fund have a fundamental restriction concerning its investments in illiquid securities; however, the SEC staff's interpretations of the 1940 Act and the rules and policies thereunder prohibit a money market fund from investing more than 10% of its net assets in illiquid securities.

    The Premier Funds have a non-fundamental investment restriction that prohibits them from investing more than 10% of their net assets in illiquid securities, and the Premier Funds consider repurchase agreements with maturities greater than seven days to be illiquid. Mitchell Hutchins believes it appropriate for the Trust Board to have the flexibility to modify this policy without shareholder approval in the event the SEC or its staff changes the limit for investments in illiquid securities and the Trust Board believes the change otherwise is appropriate for the Premier Funds.

    FUNDAMENTAL RESTRICTION ON PORTFOLIO DIVERSIFICATION FOR DIVERSIFIED FUNDS. CCR Money Market Portfolio is a "diversified" fund under the 1940 Act and, accordingly, has fundamental restrictions or policies limiting the amount of total assets it may invest in any one issuer to meet the 1940 Act requirements for a diversified fund. The relevant fundamental restrictions for a "diversified" fund provide that, with respect to 75% of its total assets, it generally will not invest more than 5% of total assets in the securities of any single issuer. The restriction for CCR Money Market Portfolio also limits the amount of assets that may be invested in securities issued or guaranteed by a single guarantor of obligations held by the Portfolio. CCR Tax Free Money Market Portfolio is "nondiversified" as that term is defined in the 1940 Act; and, if it were not a money market fund, could invest a larger portion of its assets in the securities of a single issuer.

    Both Premier Funds are diversified and have fundamental restrictions providing that, with respect to 75% of their total assets, they generally will not invest more than 5% of total assets in the securities of any single issuer. Rule 2a-7, however, imposes a higher diversification standard on all the funds. Rule 2a-7 generally requires that all money market funds (other than those that invest in municipal obligations of a single state), invest no more than 5% of their total assets in the securities of a single issuer, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. A money market fund may only exceed this limit with respect to 25% of its assets for a single issuer for a maximum of three business days at a time. For this reason, there will be no practical difference in the way the Premier Funds are operated as compared to the Portfolios.

    While CCR Money Market Portfolio includes in its fundamental restriction further limits concerning the amount of assets that may be invested in securities issued or guaranteed by a single guarantor of obligations held by the Portfolio, these limits are derived from Rule 2a-7's requirements and are equally applicable to Premier Money Market Fund. The Premier Funds, of course, intend to comply with all the applicable requirements of Rule 2a-7.

DIFFERENT BOARD AND OFFICERS

    BY APPROVING THE REORGANIZATION PLAN, SHAREHOLDERS OF A PORTFOLIO WILL BECOME SHAREHOLDERS OF A PREMIER FUND, WHICH HAS A DIFFERENT BOARD (THE TRUST BOARD) THAN THE INFINITY FUNDS' BOARD OF DIRECTORS. The members of the Trust Board will hold office without a term limit except that (i) any trustee may resign and (ii) any trustee may be removed at any special meeting of the Premier Funds' shareholders by the affirmative vote of a majority of the votes cast at the meeting, provided a quorum is present. In addition, each trustee will be subject to mandatory retirement at the end of the year in which he or she becomes 72 years old. The Trust Board has waived this retirement policy with respect to Mr. Bewkes for 1999 and 2000. In case a vacancy shall for any reason exist, a majority of the remaining trustees will vote to fill such vacancy between shareholder meetings by appointing another trustee, so long as, immediately after such appointment, at least two-thirds of the trustees then holding office have been elected by shareholders. If, at any time, less than a majority of the trustees holding office have been elected by shareholders, the trustees then in office will promptly call a shareholders' meeting for the purpose of electing trustees. Otherwise, there need normally be no meetings of shareholders for the purpose of electing trustees. Appendix F lists the present trustees and officers of the Trust, their ages, business addresses and a description of their principal occupations during the past five years.

    The Trust Board has a standing audit and contract review committee, each consisting of all of the Independent Trustees. The audit and contract review committee meets at least five times a year and meets at least annually with the Trust's independent auditors and executive officers. This committee reviews the accounting principles being applied by the Trust in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the independent auditors and other matters. All of the recommendations of the audit and contract review committee are reported to the full Trust Board. The Trust has no standing nominating or compensation committee.

    Each Independent Trustee receives an annual retainer of $1,000 per series for his or her services to the Trust. Additionally, each Independent Trustee receives up to $150 per series for in-person attendance at each board meeting. The chairmen of the audit and contract review sub-committees of each fund in the Mitchell Hutchins fund complex receive an annual fee, aggregating to $15,000 annually, for serving in such capacity. All Trust Board members are reimbursed for any expenses incurred in attending meetings. No officer, director or employee of Mitchell Hutchins or PaineWebber currently receives any compensation from the Trust for acting as a board member or officer.

    During the past twelve months, the Trust Board met seven times and the audit and contract review committee met five times. All of the trustees, except for Margo N. Alexander and Mary C. Farrell, attended 75% or more of the board meetings and meetings of the committees of the board on which he or she served.

    The Trust Board ordinarily will not consider unsolicited trustee nominations recommended by the Premier Funds' shareholders.

    The following table includes certain information relating to the compensation of the current Trust Board members who held offices with the Trust during the fiscal period from August 10, 1998 to April 30, 1999, for their services to the sole other series of the Trust and the compensation of those board members from PaineWebber funds during the 1998 calendar year:

                              COMPENSATION TABLE+

                                                   AGGREGATE     TOTAL COMPENSATION
                                                 COMPENSATION    FROM THE TRUST AND
NAME OF PERSON, POSITION                        FROM THE TRUST*  THE FUND COMPLEX**
- ----------------------------------------------  ---------------  -------------------
Richard Q. Armstrong, Trustee.................     $   1,160         $   101,372
Richard R. Burt, Trustee......................     $   1,130         $   101,372
Meyer Feldberg, Trustee.......................     $   1,160         $   116,222
George W. Gowen, Trustee......................     $   1,474         $   108,272
Frederic V. Malek, Trustee....................     $   1,160         $   101,372
Carl W. Schafer, Trustee......................     $   1,160         $   101,372

- ------------------------

 + Only independent board members are compensated by the Trust and identified above; board members who are "interested persons," as defined by the 1940 Act, do not receive compensation from the Trust.

 * Represents fees paid to each board member for the fiscal period of another series (August 10, 1998, commencement of operations to April 30, 1999). During the one-year period August 31, 1998 through August 31, 1999, the fees paid to each board member were as follows: Richard Q. Armstrong, $1,560; Richard R. Burt, $1,530; Meyer Feldberg, $1,560; George W. Gowen, $1,972.35; Frederick V. Malek, $1,560; and Carl W. Schafer, $1,560.

** Represents total compensation paid during the calendar year ended December 31, 1998, to each board member by 31 investment companies (33 in the case of Messrs. Feldberg and Gowen) for which Mitchell Hutchins, PaineWebber or one of their affiliates served as investment adviser. No fund within the Mitchell Hutchins fund complex has a bonus, pension, profit sharing or retirement plan.

EXPENSES

    The expenses of the Reorganizations, excluding proxy solicitation costs, will be borne by the Premier Funds. These expenses are estimated to be $115,000 in the aggregate. To the extent that charges are identified by a third party as relating to a particular Premier Fund, that Premier Fund will pay the expense. To the extent that charges are not identified on a third party's invoice as relating to a particular Premier Fund, Mitchell Hutchins will allocate the charges on the basis of the number of shareholder accounts of each Premier Fund. However, because Mitchell Hutchins has agreed to waive a portion of the Premier Funds' expenses, to the extent that they exceed the expense cap,

Mitchell Hutchins will effectively bear the cost of the Reorganizations. Proxy solicitation costs will be borne by Mitchell Hutchins, and are estimated to be approximately $100,000 in the aggregate for both Portfolios.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

    Certain fundamental investment restrictions of the Portfolios, which prohibit them from acquiring more than a stated percentage of ownership of another company, might be construed as restricting their ability to carry out the Reorganizations. BY APPROVING THE REORGANIZATION PLAN, PORTFOLIO SHAREHOLDERS WILL BE AGREEING TO WAIVE, ONLY FOR THE PURPOSE OF THE REORGANIZATIONS, THOSE FUNDAMENTAL INVESTMENT RESTRICTIONS THAT COULD PROHIBIT OR OTHERWISE IMPEDE THE TRANSACTION.

CONCLUSION

    The Board has concluded that the proposed Reorganization Plan is in the best interests of the Portfolios' shareholders. A vote in favor of the Reorganization Plan by a Portfolio's shareholders encompasses (1) approval of the Reorganization of the Portfolio into the corresponding Premier Fund and (2) approval of the temporary waiver of certain investment restrictions of the Portfolio to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" above). If the Reorganization Plan is approved by a Portfolio's shareholders, the Reorganization involving that Portfolio will take effect on the Closing Date. If the Reorganization Plan is not approved for a Portfolio, that Portfolio will continue to operate as a series of Infinity Funds and the Board will then consider other options and alternatives for that Portfolio.

    REQUIRED VOTE. Approval of the Reorganization Plan with respect to a Portfolio requires the affirmative vote of a majority of its outstanding voting securities.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                VOTE "FOR" APPROVAL OF THE REORGANIZATION PLAN.

                            ------------------------

                                 OTHER BUSINESS

    The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

                             SHAREHOLDER PROPOSALS

    The Portfolios do not hold annual meetings of shareholders. If the Reorganizations are not approved, shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting of the Portfolios should send their written proposals to the Secretary of Correspondent Cash Reserves Money Market Portfolios, P.O. Box 163879, Columbus, Ohio 43216-3879. If the Reorganizations are approved, shareholders wishing to submit such proposals should send them to the Secretary of the Premier Funds, 51 West 52nd Street, New York, New York 10019. Shareholder proposals for a shareholders' meeting must be received a reasonable time before the proxy solicitation for that meeting is made. The Portfolios have not received any shareholder proposals to be presented at this Meeting.

                                 By Order of the Board of Directors

                                 /s/ Jeffrey C. Cusick
                                 ---------------------
                                 JEFFREY C. CUSICK
                                 VICE PRESIDENT AND ASSISTANT SECRETARY

September 29, 1999

                                   APPENDIX A
                AGREEMENT AND PLAN OF CONVERSION AND TERMINATION

    This AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("Agreement") is made
as of this      day of          among The Infinity Mutual Funds, Inc., a
Maryland corporation ("Corporation"), on behalf of each segregated portfolio of assets ("series") thereof listed on Schedule A to this Agreement ("Schedule A") (each, an "Old Fund"), Mitchell Hutchins LIR Money Series, a Delaware business trust ("Trust"), on behalf of each series thereof listed on Schedule A (each, a "New Fund"), and Corporation's investment adviser with respect to each Old Fund, Mitchell Hutchins Asset Management Inc., a Delaware corporation ("Mitchell Hutchins"). (Each Old Fund and New Fund is sometimes referred to herein individually as a "Fund" and collectively as the "Funds"; Corporation and Trust are sometimes referred to herein individually as an "Investment Company.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by a Fund are made and shall be taken or undertaken by Corporation on behalf of each Old Fund and by Trust on behalf of each New Fund.

    Each Old Fund intends to change its identity, form, and place of organization--by converting from a series of a Maryland corporation to a series of a Delaware business trust--through a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended ("Code"). Each Old Fund desires to accomplish such conversion by transferring all its assets to the New Fund listed on Schedule A opposite its name (which is being established solely for the purpose of acquiring such assets and continuing such Old Fund's business) (each, a "corresponding New Fund") in exchange solely for voting shares of beneficial interest in such New Fund ("New Fund Shares") and such New Fund's assumption of such Old Fund's liabilities, followed by the constructive distribution of the New Fund Shares PRO RATA to the holders of shares of common stock of such Old Fund ("Old Fund Shares") in exchange therefor, all on the terms and conditions set forth in this Agreement (which is intended to be, and is adopted as, a "plan of reorganization" within the meaning of the regulations under section 368 of the Code ("Regulations")). All such transactions involving each Old Fund and its corresponding New Fund are referred to herein as a "Reorganization." For convenience, the balance of this Agreement will refer only to a single Reorganization, one Old Fund, and one New Fund, but the terms and conditions of this Agreement shall apply separately to each Reorganization. The consummation of one Reorganization shall not be contingent on consummation of the other Reorganization.

    In consideration of the mutual promises herein contained, the parties agree as follows:

1. PLAN OF CONVERSION AND TERMINATION

    1.1. Old Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to New Fund. New Fund agrees in exchange therefor--

        (a) to issue and deliver to Old Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding, and

        (b) to assume all of Old Fund's liabilities described in paragraph 1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph 2.1).

    1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Old Fund's books, and other property owned by Old Fund at the Effective Time (as defined in paragraph 2.1).

    1.3. The Liabilities shall include all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement.

    1.4. At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Share issued pursuant to paragraph 4.6 shall be redeemed by New Fund for $1.00 and (b) Old Fund shall distribute the New Fund Shares it received pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively, "Shareholders"), in constructive exchange for their Old Fund Shares. Such distribution shall be accomplished by New Fund's transfer agent's opening accounts on New Fund's share transfer books in the Shareholders' names and transferring such New Fund Shares thereto. Each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) New Fund Shares due that Shareholder. All outstanding Old Fund Shares shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares in connection with the Reorganization.

    1.5. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the

Effective Time, Old Fund shall be terminated and any further actions shall be taken in connection therewith as required by applicable law.

    1.6. Any reporting responsibility of Old Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

    1.7. Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's books of the Old Fund Shares constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

2. CLOSING AND EFFECTIVE TIME

    2.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at Trust's principal office by January 28, 2000, or at such other place and/or on such other date as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the parties may agree ("Effective Time").

    2.2. Trust's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Old Fund to New Fund, as reflected on New Fund's books immediately following the Closing, does or will conform to such information on Old Fund's books immediately before the Closing. Corporation's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

    2.3. Corporation's transfer agent ("BISYS") shall deliver at the Closing (a) a certified list showing the name, address, and taxpayer identification number of, and number of full and fractional (rounded to the third decimal place) Old Fund Shares held by, each Shareholder as of the Effective Time ("BISYS Certificate") and (b) a certificate as to the opening on New Fund's share transfer books of accounts in the Shareholders' names. Trust shall issue and deliver a confirmation to Corporation evidencing the New Fund Shares to be credited to Old Fund at the Effective Time or provide evidence satisfactory to Corporation that such shares have been credited to Old Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

    2.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3. REPRESENTATIONS AND WARRANTIES

    3.1. New Fund represents and warrants as follows:

        3.1.1. Trust is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed with the Secretary of State thereof;

        3.1.2. Trust is duly registered as an open-end management investment company under the Investment Company Act of 1940 Act, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

        3.1.3. Before the Effective Time, New Fund will be a duly established and designated series of Trust;

        3.1.4. New Fund has not commenced operations and will not do so until after the Closing;

        3.1.5. Before the Effective Time, there will be no issued and outstanding shares in New Fund or any other securities issued by New Fund, except as provided in paragraph 4.6;

        3.1.6. No consideration other than New Fund Shares (and New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

        3.1.7. The New Fund Shares to be issued and delivered to Old Fund hereunder will have been duly authorized at the Effective Time and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and non-assessable;

        3.1.8. New Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for its taxable year in which the Reorganization occurs;

        3.1.9. New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does New Fund have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business;

        3.1.10. Following the Reorganization, New Fund (a) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations), (b) use a significant portion of Old Fund's historic business assets (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business, (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

        3.1.11. There is no plan or intention for New Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

        3.1.12. Immediately after the Reorganization, (a) not more than 25% of the value of New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

        3.1.13. New Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Delaware law or any provision of Trust's Trust Instrument or By-laws or any agreement, instrument, lease, or other undertaking to which Trust (with respect to New Fund) is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Trust (with respect to New Fund) is a party or by which it is bound, except as previously disclosed in writing to and accepted by Corporation;

        3.1.14. Except as otherwise disclosed in writing to and accepted by Corporation, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Trust's knowledge) threatened against Trust with respect to New Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and New Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

        3.1.15. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to receipt of any necessary exemptive relief or no-action assurances requested from the Securities and Exchange Commission ("SEC") or its staff with respect to sections 17(a) and 17(d) of the 1940 Act, this Agreement will constitute a valid and legally binding obligation of New Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

        3.1.16. No governmental consents, approvals, authorizations, or filings are required under the Securities Act of 1933, as amended ("1933 Act"), the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Trust, except for (a) the filing with the SEC of a post-effective amendment to Trust's registration statement on Form N-1A, (b) receipt of any exemptive relief referenced in subparagraph 3.1.15, and (c) consents, approvals, authorizations, and filings made or received or required subsequent to the Effective Time; and

        3.1.17. To the best of New Fund's knowledge, all information provided by it for inclusion in the proxy statement filed with the SEC ("Proxy Statement") on behalf of Old Fund in connection with the meeting of Old Fund's shareholders referred to in paragraph 4.1 ("Shareholders' Meeting") is accurate and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

    3.2. Old Fund represents and warrants as follows:

        3.2.1. Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and its Amended Articles of Incorporation ("Articles") are on file with that state's Department of Assessments and Taxation;

        3.2.2. Corporation is duly registered as an open-end management investment company under the 1940 Act and such registration will be in full force and effect at the Effective Time;

        3.2.3. Old Fund is a duly established and designated series of Corporation;

        3.2.4. Old Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, New Fund will acquire good and marketable title thereto;

        3.2.5. New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

        3.2.6. Old Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and it has made all distributions for each such past taxable year that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such year;

        3.2.7. The Liabilities were incurred by Old Fund in the ordinary course of its business and are associated with the Assets;

        3.2.8. Old Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

        3.2.9. All outstanding Old Fund Shares (a) have been duly authorized and are duly and validly issued and outstanding shares of Old Fund, fully paid and non-assessable, and (b) have been duly registered under the 1933 Act, have been duly registered or qualified or are exempt from registration or qualification under the securities laws of each state in which such shares have been or are being offered for sale, and no action has been taken by Corporation or any state or federal regulatory authority to remove, withdraw, or rescind any such registration or qualification; all outstanding Old Fund Shares as of the Effective Time will be held by the persons and in the amounts set forth in the BISYS Certificate; and Old Fund's books and records, including records reflecting the purchase and sale of Old Fund Shares, the number of issued and outstanding Old Fund Shares owned by each shareholder, and the state or other jurisdiction in which such shares were offered and sold, are complete and accurate in all material respects;

        3.2.10. Old Fund's current prospectus and statement of additional information ("P/SAI") conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the value of Old Fund's net assets has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in the P/SAI and the requirements of the 1940 Act;

        3.2.11. Old Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Maryland law or any provision of the Articles, Corporation's By-laws, or any agreement, instrument, lease, or other undertaking to which Corporation (with respect to Old Fund) is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Corporation (with respect to Old Fund) is a party or by which it is bound;

        3.2.12. All material contracts and other commitments of Old Fund (other than this Agreement and investment contracts) will be terminated, or provision for discharge of any liabilities of Old Fund thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Old Fund may have had with respect to actions taken or omitted to be taken by any other party thereto prior to the Closing;

        3.2.13. No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or threatened against Corporation with respect to Old Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Old Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

        3.2.14. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Corporation's board of directors, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Old Fund's shareholders and receipt of any necessary exemptive relief or no-action assurances requested from the SEC or its staff with respect to sections 17(a) and 17(d) of the 1940 Act, this Agreement will constitute a valid and legally binding obligation of Old Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

        3.2.15. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by Corporation, except for (a) the filing with the SEC of the Proxy Statement, (b) receipt of any exemptive relief referenced in subparagraph 3.2.14, and (c) consents, approvals, authorizations, and filings made or received or required subsequent to the Effective Time;

        3.2.16. At the time of the Shareholders' Meeting and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Trust for use therein;

        3.2.17. Old Fund's financial statements (including the Statement of Assets and Liabilities, Schedule of Portfolio Investments, Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights) (collectively "Financial Statements") for the fiscal years ended December 31, 1996, 1997, and 1998, (a) were audited by KPMG LLP, independent auditors, in accordance with generally accepted auditing standards, (b) were prepared in accordance with generally accepted accounting principles, consistently applied, and (c) fairly reflect, in all material respects, Old Fund's financial condition as of and for the periods ended on such dates; Old Fund's Financial Statements for the semi-annual period ended June 30, 1999, fairly reflect, in all material respects, its financial condition as of and for the period ended on such date; and there are no liabilities of Old Fund as of any such date not disclosed in such Financial Statements;

        3.2.18. Since December 31, 1998, there has been no material adverse change in Old Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by Trust. For the purposes of this subparagraph, a decline in net asset value per Old Fund Share or a decrease in the number of outstanding Old Fund Shares shall not constitute a material adverse change;

        3.2.19. As of the Effective Time, all federal and other tax returns and reports of Old Fund required by law to have been filed by that time shall have been filed, and all federal and other taxes shown as due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof; and to the best of Corporation's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return; and

        3.2.20. To the best of Old Fund's knowledge, based solely on statements of its custodian and BISYS, their systems and software are expected to be "Year 2000 Compliant" (I.E., such systems and software are expected to be able to perform in accordance with all terms of any transfer agency, custodial, fund accounting, cash management, and/or related agreement with respect to Old Fund, regardless of the date data is encountered thereby).

    Old Fund shall not be liable for the breach of any representations and warranties contained in subparagraphs 3.2.4, 3.2.7, 3.2.10, 3.2.16, and
    3.2.18 to the extent such breach arises from actions or omissions of Mitchell Hutchins other than those based on the latter's reliance on information provided by Old Fund's officers, Old Fund's service providers other than Mitchell Hutchins, and/or their agents.

    3.3. Each Fund represents and warrants as follows:

        3.3.1. The fair market value of the New Fund Shares received by each Shareholder will be approximately equal to the fair market value of the Old Fund Shares constructively surrendered in exchange therefor;

        3.3.2. Its management--

            (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Old Fund Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the New Fund Shares to be received by them in the Reorganization to any person related (as so defined) to New Fund and

            (b) is unaware that (i) dispositions of those New Fund Shares at the time of or soon after the Reorganization will exceed the usual rate and frequency of dispositions of shares of Old Fund as a series of an open-end investment company, (ii) the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will not be DE MINIMIS, and (iii) there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

        3.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

        3.3.4. Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of Old Fund Shares immediately before the Reorganization;

        3.3.5. Immediately following consummation of the Reorganization, New Fund will hold the same assets--except for assets used to pay expenses incurred in connection with the Reorganization--and be subject to the same liabilities that Old Fund held or was subject to immediately prior to the Reorganization, plus any liabilities for expenses of the parties incurred in connection with the Reorganization. Old Fund anticipates that such excepted assets, together with the amount of all redemptions (other than redemptions in the ordinary course of Old Fund's business as a series of an open-end investment company required by section 22(e) of the 1940 Act pursuant to demands of shareholders that are unrelated to the Reorganization and motivated by reasons separate and independent from the reasons motivating the Reorganization) and distributions (other than regular, normal dividends) made by Old Fund immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets;

        3.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount; and

        3.3.7. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B.
    187) ("Reorganization Expenses").

4. CONDITIONS PRECEDENT

    Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

    4.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by Corporation's board of directors and Trust's board of trustees (each, a "board") and shall have been approved by Old Fund's shareholders at a meeting duly held in accordance with applicable law;

    4.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may for itself waive any of such conditions;

    4.3. Corporation shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Trust, substantially to the effect that:

        4.3.1. At or before the Effective Time, New Fund will be a duly established and designated series of Trust, which is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, with power under its Trust Instrument to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

        4.3.2. This Agreement (a) has been duly authorized, executed, and delivered by Trust on behalf of New Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Corporation on behalf of Old Fund, is a valid and legally binding obligation of Trust with respect to New Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

        4.3.3. The New Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized and validly issued and outstanding and fully paid and non-assessable, and no shareholder of New Fund has any preemptive right to subscribe for or purchase such shares;

        4.3.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of Trust's Trust Instrument or By-laws or any agreement (known to such counsel, without any independent inquiry or investigation) to which Trust (with respect to New Fund) is a party or by which it is bound or (to the knowledge of such counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Trust (with respect to New Fund) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Corporation;

        4.3.5. To the knowledge of such counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Trust on behalf of New Fund of the transactions contemplated hereby, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

        4.3.6. Trust is registered with the SEC as an investment company, and to the knowledge of such counsel no order has been issued or proceeding instituted to suspend such registration; and

        4.3.7. To the knowledge of such counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Trust (with respect to New Fund) or any of its properties or assets attributable or allocable to New Fund and (b) Trust (with respect to New Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Corporation.

In rendering such opinion, such counsel may (1) rely, as to matters governed by the laws of the State of Delaware, on an opinion of competent Delaware counsel,
(2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization;

    4.4. Trust shall have received an opinion of Stroock & Stroock & Lavan LLP, counsel to Corporation, substantially to the effect that:

        4.4.1. Corporation is a Maryland corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland with power under the Articles to own all of its properties and assets and, to the knowledge of such counsel, to carry on its business as presently conducted;

        4.4.2. This Agreement (a) has been duly authorized, executed, and delivered by Corporation on behalf of Old Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Trust on behalf of New Fund, is a valid and legally binding obligation of Corporation with respect to Old Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

        4.4.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate any provision of the Articles, Corporation's By-laws, or any agreement (known to such counsel, without any independent inquiry or investigation) to which Corporation (with respect to Old Fund) is a party or by which it is bound or (to the knowledge of such counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Corporation (with respect to Old Fund) is a party or by which it is bound, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Trust;

        4.4.4. To the knowledge of such counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Corporation on behalf of Old Fund of the transactions contemplated hereby, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

        4.4.5. All outstanding Old Fund Shares (a) have been duly authorized and are duly and validly issued and outstanding shares of Old Fund, fully paid and non-assessable, and (b) have been duly registered under the 1933 Act, and no action has been taken by Corporation or any state or federal regulatory authority to remove, withdraw, or rescind any such registration or qualification;

        4.4.6. Corporation is registered with the SEC as an investment company, and to the knowledge of such counsel no order has been issued or proceeding instituted to suspend such registration;

        4.4.7. Except as otherwise disclosed in writing to and accepted by Trust, to the knowledge of such counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened (i) as to Corporation (with respect to Old Fund) or any of its properties or assets attributable or allocable to Old Fund or (ii) that questions the right, power, or capacity of Corporation to execute and deliver this Agreement or consummate the transactions contemplated hereby, and (b) Corporation (with respect to Old Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Trust.

In rendering such opinion, such counsel may (1) rely, as to matters governed by the laws of the State of Maryland, on an opinion of competent Maryland counsel,
(2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Agreement and the Reorganization;

    4.5. Each Investment Company shall have received an opinion of Kirkpatrick & Lockhart LLP as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 2.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

        4.5.1. New Fund's acquisition of the Assets in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities, followed by Old Fund's distribution of those shares PRO RATA to the Shareholders constructively in exchange for the Shareholders' Old Fund Shares, will qualify as a reorganization within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

        4.5.2. Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Old Fund Shares;

        4.5.3. New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

        4.5.4. New Fund's basis for the Assets will be the same as the basis therefor in Old Fund's hands immediately before the Reorganization, and New Fund's holding period for the Assets will include Old Fund's holding period therefor;

        4.5.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

        4.5.6. A Shareholder's aggregate basis for the New Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Old Fund Shares to be constructively surrendered in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

        4.5.7. For purposes of section 381 of the Code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization.

Notwithstanding subparagraphs 4.5.2 and 4.5.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting;

    4.6. Before the Closing, Trust's trustees shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share to Mitchell Hutchins in consideration of the payment of $1.00 for the purpose of enabling Mitchell Hutchins to vote on the investment advisory and administration agreement referred to in paragraph 4.7; and

    4.7. Trust (on behalf of and with respect to New Fund) shall have entered into an investment advisory and administration agreement and a distribution agreement with Mitchell Hutchins, a plan of distribution pursuant to Rule 12b-1 under the 1940 Act and related plan agreement, a transfer agency agreement, and other agreements necessary for New Fund's operation as a series of an open-end investment company. Mitchell Hutchins, as the sole shareholder of New Fund, shall have approved such investment advisory and administration agreement, and each such agreement and plan shall have been approved by Trust's trustees, including, to the extent required by law, those trustees who are not "interested persons" (as defined in the 1940 Act) of Trust or Mitchell Hutchins and who do not have a material interest in such plan or any related agreement.

    At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 4.1) if, in its board's judgment, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

5. BROKERAGE FEES AND EXPENSES

    5.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    5.2. Except as otherwise provided herein, all Reorganization Expenses of a Fund (other than those paid or reimbursed by Mitchell Hutchins) shall be borne by that Fund.

6. ENTIRE AGREEMENT; SURVIVAL

    No party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement among the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the Closing.

7. TERMINATION

    This Agreement may be terminated at any time at or before the Effective Time, whether before or after approval by Old Fund's shareholders:

    7.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or
(c) if the Closing has not occurred on or before March 31, 2000; or

    7.2. By the parties' mutual agreement.

In the event of termination under paragraphs 7.1(c) or 7.2, there shall be no liability for damages on the part of either Fund to the other Fund.

8. AMENDMENT

    This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Old Fund's shareholders, in any manner mutually agreed upon by the parties; provided that following such approval, no such amendment shall have a material adverse effect on the Shareholders' interests.

9. MISCELLANEOUS

    9.1. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

    9.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

    9.3. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to the other parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    9.4. The execution and delivery of this Agreement have been authorized by Trust's trustees, and this Agreement has been executed and delivered by authorized officers of Trust acting as such; neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them or any shareholder of Trust personally, but shall bind only the assets and property of New Fund, as provided in Trust's Trust Instrument.

    9.5. Trust agrees that, in the event of a claim for breach of any representation, warranty, or covenant, no recovery will be sought or payable, under any circumstance, out of the assets of any series of Corporation other than Old Fund or from any shareholder of Corporation, even if the assets of Old Fund are insufficient to discharge any obligation owing in respect of any such claim.

    9.6. Mitchell Hutchins agrees to indemnify the directors of Corporation against, and hold them harmless from, any liabilities, damages, and expenses (including reasonable attorneys' fees) associated with any claims brought by New Fund or brought by shareholders of Old Fund against any or all of the directors, but only to the extent such liabilities, damages, and expenses arise from the conduct of Mitchell Hutchins and only if such liabilities, damages, and expenses are definitively determined (1) by a court of competent jurisdiction to have arisen from the conduct of Mitchell Hutchins or (2) through a court-approved settlement and upon the written consent of Mitchell Hutchins, which consent may not be unreasonably withheld. Notwithstanding the foregoing, Mitchell Hutchins shall indemnify the directors of Corporation with respect to any such liabilities, damages, and expenses only to the extent the same are not otherwise paid after such directors have reasonably and in good faith pursued such payment from each indemnitor, insurer, and/or other person who has agreed to make any similar payment, including through the indemnification provisions of any applicable contract or agreement or under any insurance policy; and provided further that Mitchell Hutchins will not be liable for any indemnification under this paragraph 9.6 to the extent the liability, damage, and/or expense sought to be indemnified arises from misfeasance, bad faith, negligence, reckless disregard, or misconduct on the part of any director of Corporation.

    IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

ATTEST:                           THE INFINITY MUTUAL FUNDS, INC.,
                                    on behalf of its series,
                                    Correspondent Cash Reserves
                                    Money Market Portfolio and
                                    Correspondent Cash Reserves
                                    Tax Free Money Market
                                    Portfolio

                                  By: ---------------------------
                                           Vice President
- -------------------------------
           Secretary

ATTEST:                           MITCHELL HUTCHINS LIR MONEY
                                    SERIES,
                                    on behalf of its series, LIR
                                    Premier Money Market Fund and
                                    LIR Premier Tax-Free Money
                                    Market Fund

                                  By: ---------------------------
                                           Vice President
- -------------------------------
           Secretary

ATTEST:                           MITCHELL HUTCHINS ASSET
                                    MANAGEMENT INC.

                                  By: ---------------------------
                                           Vice President
- -------------------------------
           Secretary

                                   SCHEDULE A

            OLD FUNDS              NEW FUNDS
     (SERIES OF CORPORATION)       (SERIES OF TRUST)

Correspondent Cash Reserves Money  LIR Premier Money Market Fund
  Market Portfolio
Correspondent Cash Reserves Tax    LIR Premier Tax-Free Money Market
  Free Money Market Portfolio        Fund

                                   APPENDIX B
               CURRENT FUNDAMENTAL RESTRICTIONS OF THE PORTFOLIOS

    The following fundamental investment limitations cannot be changed for a Portfolio without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Portfolio or (b) 67% or more of the shares of the Portfolio present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or in the amount of total assets will not be considered a violation of any of the following limitations.

    CORRESPONDENT CASH RESERVES MONEY MARKET PORTFOLIO will not:

    (1) Purchase common stocks, preferred stocks, warrants or other equity securities.

    (2) Borrow money, except (i) from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Portfolio's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made (while such borrowings exceed 5% of the value of the Portfolio's total assets, it will not make any additional investments) and (ii) in connection with the entry into reverse repurchase agreements. At no time may total borrowings exceed 33 1/3% of the value of the Portfolio's total assets.

    (3) Pledge, hypothecate, mortgage or otherwise encumber its assets, except
(i) to secure borrowings for temporary or emergency purposes and (ii) in connection with the purchase of securities on a forward commitment basis and the entry into reverse repurchase agreements.

    (4) Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), other than in connection with the entry into certain reverse repurchase agreements.

    (5) Sell securities short or purchase securities on margin.

    (6) Write or purchase put or call options or combinations thereof.

    (7) Act as underwriter of securities of other issuers. The Portfolio may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of its net assets would be so invested.

    (8) Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

    (9) Make loans to others, except through the purchase of debt obligations and through repurchase agreements referred to in the Portfolio's Prospectus, and except that the Portfolio may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's board of directors.

    (10) Invest in companies for the purpose of exercising control.

    (11) Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

    (12) Invest more than 5% of its assets in the obligations of any one issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to any such limitation (subject to provisions of Rule 2a-7), provided that not more than 10% of its assets may be invested in securities issued or guaranteed by any single guarantor of obligations held by the Portfolio. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Portfolio will not invest more than 5% of its assets in the obligations of any one bank.

    (13) Invest less than 25% of its total assets in securities issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes the Money Market Portfolio may invest less than 25% of its assets in bank obligations.

    For purposes of Investment Restriction No. 13, asset-backed securities are grouped in industries based on their underlying assets and are not treated as constituting a single, separate industry.

                                    *  *  *

CORRESPONDENT CASH RESERVES TAX FREE MONEY MARKET PORTFOLIO will not:

    (1) Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined above and in the Portfolio's Prospectus.

    (2) Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Portfolio's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made (while borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments).

    (3) Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

    (4) Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act).

    (5) Sell securities short or purchase securities on margin.

    (6) Write or purchase put or call options or combinations thereof.

    (7) The Portfolio may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of its net assets would be so invested.

    (8) Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests, but this shall not prevent the Portfolio from investing in Municipal Obligations secured by real estate or interests therein.

    (9) Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements referred to above and in the Portfolio's Prospectus.

    (10) Invest in companies for the purpose of exercising control.

    (11) Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

    (12) Underwrite the securities of other issuers, except that the Portfolio may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

    (13) Invest more than 25% of its assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of tax exempt securities issued by state or municipal governments or their political subdivisions and, for temporary defensive purposes, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    For purposes of Investment Restriction No. 13, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

                                    *  *  *

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

                                   APPENDIX C
                   FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT
                       RESTRICTIONS OF THE PREMIER FUNDS

    FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed for a Premier Fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

    Each fund will not:

    (1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

    The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

    With respect to Premier Tax-Free Fund, the following interpretation applies to, but is not a part of, fundamental limitation (1): Each state, territory and possession of the United States (including the District of Columbia and Puerto
Rico), each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity Bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the fund exceeds 10% of the fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.

    (2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks.

    The following interpretations apply to, but are not a part of, this fundamental restriction: (a) domestic and foreign banking will be considered to be different industries; and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.

    (3) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

    (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

    The following interpretation applies to, but is not a part of, this fundamental restriction: the fund's investments in master notes, funding agreements and similar instruments will not be considered to be the making of a loan.

    (5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

    (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

    (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval.

    Each fund will not:

    (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    (2) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    (3) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

    (4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

    (5) invest more than 10% of its net assets in illiquid securities.

                                    *  *  *

                                   APPENDIX D
                       PREMIER FUNDS' INVESTMENT ADVISORY
                          AND ADMINISTRATION CONTRACT

    Contract made as of          , 1999 between MITCHELL HUTCHINS LIR MONEY
SERIES, a Delaware business trust ("Trust"), and MITCHELL HUTCHINS ASSET MANAGEMENT INC. ("Mitchell Hutchins"), a Delaware corporation registered as a broker-dealer under the Securities Exchange Act of 1934, as amended ("1934 Act"), and as an investment adviser under the Investment Advisers Act of 1940, as amended.

    WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end investment management company, and intends to offer for public sale two distinct series of shares of beneficial interest, LIR Premier Money Market Fund and LIR Premier Tax-Free Money Market Fund, each corresponding to a distinct portfolio; and

    WHEREAS the Trust desires to retain Mitchell Hutchins as investment adviser and administrator to furnish certain administrative, investment advisory and portfolio management services to the Trust with respect to LIR Premier Money Market Fund and LIR Premier Tax-Free Money Market Fund and any other Series to which this Contract may hereafter be made applicable (each a "Series"), and Mitchell Hutchins is willing to furnish such services;

    NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. APPOINTMENT. The Trust hereby appoints Mitchell Hutchins as investment adviser and administrator of the Trust with respect to each Series for the period and on the terms set forth in this Contract. Mitchell Hutchins accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

    2.  DUTIES AS INVESTMENT ADVISER.

    (a) Subject to the supervision of the Trust's Board of Trustees ("Board"), Mitchell Hutchins will provide a continuous investment program for each Series, including investment research and management with respect to all securities and investments and cash equivalents in each Series. Mitchell Hutchins will determine from time to time what securities and other investments will be purchased, retained or sold by each Series.

    (b) Mitchell Hutchins agrees that in placing orders with brokers, it will attempt to obtain the best net result in terms of price and execution; provided that, on behalf of any Series, Mitchell Hutchins may, in its discretion, use brokers who provide the Series with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Series, and Mitchell Hutchins, pursuant to Board authorization, may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to Mitchell Hutchins' determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of Mitchell Hutchins to such Series and its other clients and that the total commissions paid by such Series will be reasonable in relation to the benefits to the Series over the long term. In no instance will portfolio securities be purchased from or sold to Mitchell Hutchins, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Whenever Mitchell Hutchins simultaneously places orders to purchase or sell the same security on behalf of a Series and one or more other accounts advised by Mitchell Hutchins, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account. The Trust recognizes that in some cases this procedure may adversely affect the results obtained for the Series.

    (c) Mitchell Hutchins will oversee the maintenance of all books and records with respect to the securities transactions of each Series, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Mitchell Hutchins hereby agrees that all records which it maintains for the Trust are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Trust and which are required to be maintained by Rule 31a-1 under the 1940 Act and further agrees to surrender promptly to the Trust any records which it maintains for the Trust upon request by the Trust.

    (d) Mitchell Hutchins will oversee the computation of the net asset value and the net income of each Series as described in the currently effective registration statement of the Trust under the Securities Act of 1933, as amended, and the 1940 Act and any supplements thereto ("Registration Statement") or as more frequently requested by the Board.

    (e) The Trust hereby authorizes Mitchell Hutchins and any entity or person associated with Mitchell Hutchins which is a member of a national securities exchange to effect any transaction on such exchange for the account of any Series, which transaction is permitted by Section 11(a) of the 1934 Act, and the Trust hereby consents to the retention of compensation by Mitchell Hutchins or any person or entity associated with Mitchell Hutchins.

    3. DUTIES AS ADMINISTRATOR. Mitchell Hutchins will administer the affairs of the Trust and each Series subject to the supervision of the Board and the following understandings:

    (a) Mitchell Hutchins will supervise all aspects of the operations of the Trust with respect to each Series, including oversight of transfer agency, custodial and accounting services, except as hereinafter set forth; provided, however, that nothing herein contained shall be deemed to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust and each Series.

    (b) Mitchell Hutchins will provide the Trust and each Series with such corporate, administrative and clerical personnel (including officers of the Trust) and services as are reasonably deemed necessary or advisable by the Board, including the maintenance of certain books and records of the Trust and each Series.

    (c) Mitchell Hutchins will arrange, but not pay, for the periodic preparation, updating, filing and dissemination (as applicable) of the Trust's Registration Statement, proxy material, tax returns and required reports to each Series' shareholders and the Securities and Exchange Commission and other appropriate federal or state regulatory authorities.

    (d) Mitchell Hutchins will provide the Trust and each Series with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items.

    (e) Mitchell Hutchins will provide the Board on a regular basis with economic and investment analyses and reports and make available to the Board upon request any economic, statistical and investment services normally available to institutional or other customers of Mitchell Hutchins.

    4. FURTHER DUTIES. In all matters relating to the performance of this Contract, Mitchell Hutchins will act in conformity with the Trust Instrument, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations.

    5. DELEGATION OF MITCHELL HUTCHINS' DUTIES AS INVESTMENT ADVISER AND ADMINISTRATOR. With respect to any or all Series, Mitchell Hutchins may enter into one or more contracts ("Sub-Advisory or Sub-Administration Contract") with a sub-adviser or sub-administrator in which Mitchell Hutchins delegates to such sub-adviser or sub-administrator any or all its duties specified in Paragraphs 2 and 3 of this Contract, provided that each Sub-Advisory or Sub-Administration Contract imposes on the sub-adviser or sub-administrator bound thereby all applicable duties and conditions to which Mitchell Hutchins is subject by Paragraphs 2, 3 and 4 of this Contract, and further provided that each Sub-Advisory or Sub-Administration Contract meets all requirements of the 1940 Act and rules thereunder.

    6. SERVICES NOT EXCLUSIVE. The services furnished by Mitchell Hutchins hereunder are not to be deemed exclusive and Mitchell Hutchins shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Mitchell Hutchins, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

    7.  EXPENSES.

    (a) During the term of this Contract, each Series will bear all expenses, not specifically assumed by Mitchell Hutchins, incurred in its operations and the offering of its shares.

    (b) Expenses borne by each Series will include but not be limited to the following (or each Series' proportionate share of the following): (i) the cost (including brokerage commissions) of securities purchased or sold by the Series and any losses incurred in connection therewith; (ii) fees payable to and expenses incurred on behalf of the Series by Mitchell Hutchins under this Contract; (iii) expenses of organizing the Trust and the Series; (iv) filing fees and expenses relating to the registration and qualification of the Series' shares and the Trust under federal and/or state securities laws and maintaining such registration and qualifications; (v) fees and salaries payable to the Trust's Trustees and officers who are not interested persons of the Trust or Mitchell Hutchins; (vi) all expenses incurred in connection with the Trustees' services, including travel expenses; (vii) taxes (including any income or franchise taxes) and governmental fees; (viii) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (ix) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or Series for violation of any law; (x) legal, accounting and auditing expenses, including legal fees of special counsel for those Trustees of the Trust who are not interested persons of the Trust;
(xi) charges of custodians, transfer agents and other agents (including any lending agent); (xii) costs of preparing share certificates; (xiii) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders; (xiv) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders; (xv) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the

Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees, agents and shareholders) incurred by the Trust or Series; (xvi) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xvii) the cost of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (xviii) the cost of investment company literature and other publications provided by the Trust to its Trustees and officers; (xix) costs of mailing, stationery and communications equipment; (xx) expenses incident to any dividend, withdrawal or redemption options; (xxi) charges and expenses of any outside pricing service used to value portfolio securities; and (xxii) interest on borrowings of the Series.

    (c) The Trust or a Series may pay directly any expenses incurred by it in its normal operations and, if any such payment is consented to by Mitchell Hutchins and acknowledged as otherwise payable by Mitchell Hutchins pursuant to this Contract, the Series may reduce the fee payable to Mitchell Hutchins pursuant to paragraph 8 hereof by such amount. To the extent that such deductions exceed the fee payable to Mitchell Hutchins on any monthly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding monthly payment dates.

    (d) Mitchell Hutchins will assume the cost of any compensation for services provided to the Trust received by the officers of the Trust and by those Trustees who are interested persons of the Trust.

    (e) The payment or assumption by Mitchell Hutchins of any expenses of the Trust or a Series that Mitchell Hutchins is not required by this Contract to pay or assume shall not obligate Mitchell Hutchins to pay or assume the same or any similar expense of the Trust or a Series on any subsequent occasion.

    8.  COMPENSATION.

    (a) For the services provided and the expenses assumed pursuant to this Contract, with respect to LIR Premier Money Market Fund and LIR Premier Tax-Free Money Market Fund, the Trust will pay to Mitchell Hutchins a fee, computed daily and paid monthly, at an annual rate of 0.20% of each such Series' average daily net assets.

    (b) For the services provided and the expenses assumed pursuant to this Contract with respect to any Series as to which this Contract hereafter is made applicable, the Trust will pay to Mitchell Hutchins from the assets of such Series a fee in an amount to be agreed upon in a written fee agreement ("Fee Agreement") executed by the Trust on behalf of such Series and by Mitchell Hutchins. All such Fee Agreements shall provide that they are subject to all terms and conditions of this Contract.

    (c) The fee shall be computed daily and paid monthly to Mitchell Hutchins on or before the first business day of the next succeeding calendar month.

    (d) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective day to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

    9. LIMITATION OF LIABILITY OF MITCHELL HUTCHINS. Mitchell Hutchins and its delegates, including any Sub-Adviser or Sub-Administrator to any Series or the Trust, shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Series, the Trust or any of its shareholders, in connection with the matters to which this Contract relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Any person, even though also an officer, director, employee, or agent of Mitchell Hutchins, who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to any Series or the Trust or acting with respect to any business of such Series or the Trust, to be rendering such service to or acting solely for the Series or the Trust and not as an officer, director, employee, or agent or one under the control or direction of Mitchell Hutchins even though paid by it.

    10.  DURATION AND TERMINATION.

    (a) This Contract shall become effective upon the date hereabove written provided that, with respect to any Series, this Contract shall not take effect unless it has first been approved (i) by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Series' outstanding voting securities.

    (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from the above written date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by the Board or, with respect to any given Series, by vote of a majority of the outstanding voting securities of such Series.

    (c) Notwithstanding the foregoing, with respect to any Series this Contract may be terminated at any time, without the payment of any penalty, by vote of the board or by a vote of a majority of the outstanding voting securities of such Series on sixty days' written notice to Mitchell Hutchins or by Mitchell Hutchins at any time, without the payment of any penalty, on sixty days' written notice to the Trust. Termination of this Contract with respect to any given Series shall in no way affect the continued validity of this Contract or the performance thereunder with respect to any other Series. This Contract will automatically terminate in the event of its assignment.

    11. LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS OF THE TRUST. The Trustees of the Trust and the shareholders of any Series shall not be liable for any obligations of any Series or the Trust under this Contract, and Mitchell Hutchins agrees that, in asserting any rights or claims under this Contract, it shall look only to the assets and property of the Trust in settlement of such right or claim, and not to such Trustees or shareholders.

    12. AMENDMENT OF THIS CONTRACT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Contract as to any given Series shall be effective until approved by vote of a majority of such Series' outstanding voting securities.

    13. GOVERNING LAW. This Contract shall be construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

    14. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities", "affiliated person", "interested person", "assignment", "broker", "investment adviser", "national securities exchange", "net assets", "prospectus", "sale", "sell" and "security" shall have the same meaning as such terms have in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission. Where the effect of a requirement of the 1940 Act reflected in any provision of this Contract is relaxed by a rule, regulation, order or other action of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, order or other action.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers and delivered as of the day and year first above written.

Attest:                           MITCHELL HUTCHINS ASSET
                                    MANAGEMENT INC.

                                  By ----------------------------
- -------------------------------

Attest:                           MITCHELL HUTCHINS LIR MONEY
                                    SERIES

                                  By ----------------------------
- -------------------------------

                                   APPENDIX E
                      SIMILAR INVESTMENT COMPANIES MANAGED
                              BY MITCHELL HUTCHINS

                                                   CONTRACTUAL ANNUAL FEE RATE AS A
 MONEY MARKET PORTFOLIOS OF OPEN-END    APPROX.    PERCENTAGE OF AVERAGE DAILY NET
   MANAGEMENT INVESTMENT COMPANIES     NET ASSETS    ASSETS (PAYABLE TO MITCHELL
    (ADVISED AND ADMINISTRATED OR        AS OF     HUTCHINS--ADVISORY/ADMINISTRATION
  SUB-ADVISED AND SUB-ADMINISTERED      8/31/99          OR SUB-ADVISORY/SUB-
        BY MITCHELL HUTCHINS)          (IN 000'S)          ADMINISTRATION)
- -------------------------------------  ----------  --------------------------------
PaineWebber Money Market Fund........  $40,247     0.50%
Mitchell Hutchins Series Trust: Money
  Market Portfolio...................  $6,273      0.50%
PaineWebber Cashfund, Inc. (as
  sub-adviser).......................  $5,833,294  20% of the following investment advisory and administration fee:
                                                   0.500% up to $500 million
                                                   0.425% from over $500 million to
                                                   $1 billion
                                                   0.390% from over $1 billion to
                                                   $1.5 billion
                                                   0.380% from over $1.5 billion to
                                                   $2 billion
                                                   0.350% from over $2 billion to
                                                   $2.5 billion
                                                   0.345% from over $2.5 billion to
                                                   $3.5 billion
                                                   0.325% from over $3.5 billion to
                                                   $4 billion
                                                   0.315% from over $4 billion to
                                                   $4.5 billion
                                                   0.300% from over $4.5 billion to
                                                   $5 billion
                                                   0.290% from over $5 billion to
                                                   $5.5 billion
                                                   0.280% over $5.5 billion
PaineWebber Retirement Money Fund (as
  sub-adviser).......................  $5,074,667  20% of the following advisory and administration fee:
                                                   0.50% up to $1 billion
                                                   0.44% from over $1 billion to
                                                   $1.5 billion
                                                   0.36% over $1.5 billion
PaineWebber RMA California Municipal
  Money Fund (as sub-adviser)........  $583,033    20% of the following advisory
                                                   and administration fee:
                                                   0.50% up to $300 million
                                                   0.44% from over $300 million to
                                                   $750 million
                                                   0.36% over $750 million

                                                   CONTRACTUAL ANNUAL FEE RATE AS A
 MONEY MARKET PORTFOLIOS OF OPEN-END    APPROX.    PERCENTAGE OF AVERAGE DAILY NET
   MANAGEMENT INVESTMENT COMPANIES     NET ASSETS    ASSETS (PAYABLE TO MITCHELL
    (ADVISED AND ADMINISTRATED OR        AS OF     HUTCHINS--ADVISORY/ADMINISTRATION
  SUB-ADVISED AND SUB-ADMINISTERED      8/31/99          OR SUB-ADVISORY/SUB-
        BY MITCHELL HUTCHINS)          (IN 000'S)          ADMINISTRATION)
- -------------------------------------  ----------  --------------------------------
PaineWebber RMA Money Market
  Portfolio (as sub-adviser).........  $14,159,776 20% of the following advisory and administration fee: 0.50%

PaineWebber RMA New York Municipal
  Money Fund (as sub-adviser)........  $394,357    20% of the following advisory
                                                   and administration fee:

                                                   0.50% up to $300 million

                                                   0.44% from over $300 million to
                                                   $750 million

                                                   0.36% over $750 million

PaineWebber RMA Tax-Free Fund (as
  sub-adviser).......................  $2,563,718  20% of the following advisory and administration fee:

                                                   0.50% up to $1 billion

                                                   0.44% from over $1 billion to
                                                   $1.5 billion

                                                   0.36% over $1.5 billion

PaineWebber RMA U.S. Government
  Portfolio (as sub-adviser).........  $1,455,274  20% of the following advisory and administration fee:

                                                   0.50% up to $300 million

                                                   0.44% from over $300 million to
                                                   $750 million

                                                   0.36% over $750 million

PaineWebber RMA New Jersey Municipal
  Money Fund (as sub-adviser)........  $69,562     20% of the following advisory
                                                   and administration fee: 0.50%

Liquid Institutional Reserves - Money
  Market Fund (as sub-adviser).......  $1,622,177  50% of the following advisory and administration fee: 0.25%

                                                   (With a 0.28% expense cap on
                                                   total fund expenses for
                                                   Institutional Shares and a 0.53%
                                                   expense cap on total fund
                                                   expenses on Financial
                                                   Intermediary Shares during its
                                                   fiscal year ending April 30,
                                                   2000)

                                                   CONTRACTUAL ANNUAL FEE RATE AS A
 MONEY MARKET PORTFOLIOS OF OPEN-END    APPROX.    PERCENTAGE OF AVERAGE DAILY NET
   MANAGEMENT INVESTMENT COMPANIES     NET ASSETS    ASSETS (PAYABLE TO MITCHELL
    (ADVISED AND ADMINISTRATED OR        AS OF     HUTCHINS--ADVISORY/ADMINISTRATION
  SUB-ADVISED AND SUB-ADMINISTERED      8/31/99          OR SUB-ADVISORY/SUB-
        BY MITCHELL HUTCHINS)          (IN 000'S)          ADMINISTRATION)
- -------------------------------------  ----------  --------------------------------
Liquid Institutional Reserves -
  Government Securities Fund (as
  sub-adviser).......................  $136,529    50% of the following advisory
                                                   and administration fee: 0.25%

                                                   (With a 0.29% expense cap on
                                                   total fund expenses for
                                                   Institutional Shares and a 0.54%
                                                   expense cap on total fund
                                                   expenses for Financial
                                                   Intermediary Shares during its
                                                   fiscal year ending April 30,
                                                   2000)

Liquid Institutional Reserves -
  Treasury Securities Fund (as
  sub-adviser).......................  $144,696    50% of the following advisory
                                                   and administration fee: 0.25%

                                                   (With a 0.29% expense cap on
                                                   total fund expenses for
                                                   Institutional Shares and a 0.54%
                                                   expense cap on total fund
                                                   expenses for Financial
                                                   Intermediary Shares during its
                                                   fiscal year ending April 30,
                                                   2000)

Mitchell Hutchins LIR Select Money
  Fund...............................  $1,427,016  0.18%

                                                   (With a 0.03% fee waiver through
                                                   January 31, 2000)

PACE Money Market Investments........  $50,906     0.15% advisory fee

                                                   0.20% administration fee

                                                   (With a 0.50% overall expense
                                                   cap on total fund expenses
                                                   through July 31, 2001)

                                   APPENDIX F
                   TRUSTEES AND OFFICERS OF THE PREMIER FUNDS

                             POSITION WITH         BUSINESS EXPERIENCE; OTHER
  NAME AND ADDRESS; AGE          TRUST                    DIRECTORSHIPS
- -------------------------  -----------------  -------------------------------------

Margo N. Alexander **+;       Trustee and     Mrs. Alexander is chairman (since
52                             President      March 1999), chief executive officer
                                              and a director of Mitchell Hutchins
                                              (since January 1995), and an
                                              executive vice president and director
                                              of PaineWebber Incorporated (since
                                              March 1984). Mrs. Alexander is a vice
                                              president and a director or trustee
                                              of 32 investment companies for which
                                              Mitchell Hutchins or PaineWebber
                                              serves as investment adviser.

Richard Q. Armstrong; 64        Trustee       Mr. Armstrong is chairman and
R.Q.A. Enterprises                            principal of RQA Enterprises
One Old Church Road -                         (management consulting firm) (since
Unit #6                                       April 1991 and principal occupation
Greenwich, CT 06830                           since March 1995). Mr. Armstrong was
                                              chairman of the board, chief
                                              executive officer and co-owner of
                                              Adirondack Beverages (producer and
                                              distributor of soft drinks and
                                              sparkling/still waters) (October
                                              1993-March 1995). He was a partner of
                                              The New England Consulting Group
                                              (management consulting firm)
                                              (December 1992-September 1993). He
                                              was managing director of LVMH U.S.
                                              Corporation (U.S. subsidiary of the
                                              French luxury goods conglomerate,
                                              Louis Vuitton Moet Hennessey
                                              Corporation) (1987-1991) and chairman
                                              of its wine and spirits subsidiary,
                                              Schieffelin & Somerset Company
                                              (1987-1991). Mr. Armstrong is a
                                              director or trustee of 31 investment
                                              companies for which Mitchell Hutchins
                                              or PaineWebber serves as investment
                                              adviser.

                             POSITION WITH         BUSINESS EXPERIENCE; OTHER
  NAME AND ADDRESS; AGE          TRUST                    DIRECTORSHIPS
- -------------------------  -----------------  -------------------------------------
E. Garrett Bewkes, Jr.*+;     Trustee and     Mr. Bewkes is a director of Paine
73                          Chairman of the   Webber Group Inc. (holding company of
                           Board of Trustees  PaineWebber and Mitchell Hutchins).
                                              Prior to December 1995, he was a
                                              consultant to PW Group. Prior to
                                              1988, he was chairman of the board,
                                              president and chief executive officer
                                              of American Bakeries Company (baker
                                              and distributor of bakery products).
                                              Mr. Bewkes is a director of
                                              Interstate Bakeries Corporation. Mr.
                                              Bewkes is a director or trustee of 35
                                              investment companies for which
                                              Mitchell Hutchins or PaineWebber
                                              serves as investment adviser.

Richard R. Burt; 52             Trustee       Mr. Burt is chairman of IEP Advisors,
1275 Pennsylvania Ave.,                       Inc. (international investments and
N.W.                                          consulting firm) (since March 1994)
Washington, D.C. 20004                        and a partner of McKinsey & Company
                                              (management consulting firm) (since
                                              1991). He is also a director of
                                              Archer-Daniels-Midland Co.
                                              (agricultural commodities), Hollinger
                                              International Co. (publishing),
                                              Homestake Mining Corp. (gold mining),
                                              Powerhouse Technologies Inc.
                                              (provides technology to the gaming
                                              and wagering industries) and Weirton
                                              Steel Corp. (steel fabrication and
                                              finished steel products). He was the
                                              chief negotiator in the Strategic
                                              Arms Reduction Talks with the former
                                              Soviet Union (1989-1991) and the U.S.
                                              Ambassador to the Federal Republic of
                                              Germany (1985-1989). Mr. Burt is a
                                              director or trustee of 31 investment
                                              companies for which Mitchell Hutchins
                                              or PaineWebber serves as investment
                                              adviser.

Mary C. Farrell*+; 49           Trustee       Ms. Farrell is a managing director,
                                              senior investment strategist and
                                              member of the Investment Policy
                                              Committee of PaineWebber. Ms. Farrell
                                              joined PaineWebber in 1982. She is a
                                              member of the Financial Women's
                                              Association and Women's Economic
                                              Roundtable and appears as a regular
                                              panelist on Wall $treet Week with
                                              Louis Rukeyser. She also serves on
                                              the Board of Overseers of New York
                                              University's Stern School of
                                              Business. Ms. Farrell is a director
                                              or trustee of 31 investment companies
                                              for which Mitchell Hutchins or
                                              PaineWebber serves as investment
                                              adviser.

                             POSITION WITH         BUSINESS EXPERIENCE; OTHER
  NAME AND ADDRESS; AGE          TRUST                    DIRECTORSHIPS
- -------------------------  -----------------  -------------------------------------
Meyer Feldberg; 57              Trustee       Mr. Feldberg is Dean and Professor of
Columbia University                           Management of the Graduate School of
101 Uris Hall                                 Business, Columbia University. Prior
New York, New York 10027                      to 1989, he was president of the
                                              Illinois Institute of Technology.
                                              Dean Feldberg is also a director of
                                              Primedia Inc. (publishing), Federated
                                              Department Stores Inc. (operator of
                                              department stores) and Revlon, Inc.
                                              (cosmetics). Dean Feldberg is a
                                              director or trustee of 34 investment
                                              companies for which Mitchell
                                              Hutchins, PaineWebber or their
                                              affiliates serves as investment
                                              adviser.

George W. Gowen; 70             Trustee       Mr. Gowen is a partner in the law
666 Third Avenue                              firm of Dunnington, Bartholow &
New York, New York 10017                      Miller. Prior to May 1994, he was a
                                              partner in the law firm of Fryer,
                                              Ross & Gowen. Mr. Gowen is a director
                                              or trustee of 34 investment companies
                                              for which Mitchell Hutchins or
                                              PaineWebber serves as investment
                                              adviser.

Frederic V. Malek; 62           Trustee       Mr. Malek is chairman of Thayer
1455 Pennsylvania Avenue,                     Capital Partners (merchant bank).
N.W.                                          From January 1992 to November 1992,
Suite 350                                     he was campaign manager of
Washington, D.C. 20004                        Bush-Quayle '92. From 1990 to 1992,
                                              he was vice chairman and, from 1989
                                              to 1990, he was president of
                                              Northwest Airlines Inc., NWA Inc.
                                              (holding company of Northwest
                                              Airlines Inc.) and Wings Holdings
                                              Inc. (holding company of NWA Inc.).
                                              Prior to 1989, he was employed by the
                                              Marriott Corporation (hotels,
                                              restaurants, airline catering and
                                              contract feeding), where he most
                                              recently was an executive vice
                                              president and president of Marriott
                                              Hotels and Resorts. Mr. Malek is also
                                              a director of Aegis Communications,
                                              Inc. (tele-services), American
                                              Management Systems, Inc. (management
                                              consulting and computer-related
                                              services), Automatic Data Processing,
                                              Inc. (computing services), CB
                                              Commercial Group, Inc. (real estate
                                              services), Choice Hotels
                                              International (hotel and hotel
                                              franchising), FPL Group, Inc.
                                              (electric services), HCR/ Manor Care,
                                              Inc. (health care) and Northwest
                                              Airlines Inc. Mr. Malek is a director
                                              or trustee of 31 investment companies
                                              for which Mitchell Hutchins or
                                              PaineWebber serves as investment
                                              adviser.

                             POSITION WITH         BUSINESS EXPERIENCE; OTHER
  NAME AND ADDRESS; AGE          TRUST                    DIRECTORSHIPS
- -------------------------  -----------------  -------------------------------------
Carl W. Schafer; 63             Trustee       Mr. Schafer is president of the
66 Witherspoon Street                         Atlantic Foundation (charitable
#1100                                         foundation supporting mainly
Princeton, NJ 08542                           oceanographic exploration and
                                              research). He is a director of Base
                                              Ten Systems, Inc. (software), Roadway
                                              Express, Inc. (trucking), The
                                              Guardian Group of Mutual Funds,
                                              Harding, Loevner Funds, Evans
                                              Systems, Inc. (a motor fuels,
                                              convenience store and diversified
                                              company), Electronic Clearing House,
                                              Inc. (financial transactions
                                              processing), Frontier Oil Corporation
                                              and Nutraceutix, Inc. (biotechnology
                                              company). Prior to January 1993, he
                                              was chairman of the Investment
                                              Advisory Committee of the Howard
                                              Hughes Medical Institute. Mr. Schafer
                                              is a director or trustee of 31
                                              investment companies for which
                                              Mitchell Hutchins or PaineWebber
                                              serves as investment adviser.

Brian M. Storms**+; 45          Trustee       Mr. Storms is president and chief
                                              operating officer of Mitchell
                                              Hutchins (since March 1999). Prior to
                                              March 1999, he was president of
                                              Prudential Investments (1996-1999).
                                              Prior to joining Prudential, he was a
                                              managing director at Fidelity
                                              Investments. Mr. Storms is a director
                                              or trustee of 31 investment companies
                                              for which Mitchell Hutchins,
                                              PaineWebber or one of their
                                              affiliates serves as investment
                                              adviser.

Kris L. Dorr**; 35          Vice President    Ms. Dorr is a first vice president
                                              and a portfolio manager in the
                                              short-term strategies group of
                                              Mitchell Hutchins. Ms. Dorr is a vice
                                              president of one investment company
                                              for which Mitchell Hutchins,
                                              PaineWebber or one of their
                                              affiliates serves as investment
                                              adviser.

Elbridge T. Gerry III**;    Vice President    Mr. Gerry is a senior vice president
42                                            and a portfolio manager of Mitchell
                                              Hutchins. Prior to January 1996, he
                                              was with J.P. Morgan Private Banking
                                              where he was responsible for managing
                                              municipal assets, including several
                                              municipal bond funds. Mr. Gerry is a
                                              vice president of five investment
                                              companies for which Mitchell
                                              Hutchins, PaineWebber or one of their
                                              affiliates serves as investment
                                              adviser.

                             POSITION WITH         BUSINESS EXPERIENCE; OTHER
  NAME AND ADDRESS; AGE          TRUST                    DIRECTORSHIPS
- -------------------------  -----------------  -------------------------------------
John J. Lee*; 31            Vice President    Mr. Lee is a vice president and a
                             and Assistant    manager of the mutual fund finance
                               Treasurer      department of Mitchell Hutchins.
                                              Prior to September 1997, he was audit
                                              manager in the financial services
                                              practice of Ernst & Young LLP. Mr.
                                              Lee is a vice president and assistant
                                              treasurer of 32 investment companies
                                              for which Mitchell Hutchins,
                                              PaineWebber or one of their
                                              affiliates serves as an investment
                                              adviser.

Kevin J. Mahoney*; 34       Vice President    Mr. Mahoney is a first vice president
                             and Assistant    and a senior manager of the mutual
                               Treasurer      fund finance department of Mitchell
                                              Hutchins. From August 1996 through
                                              March 1999, he was the manager of the
                                              mutual fund internal control group of
                                              Salomon Smith Barney. Prior to August
                                              1996, he was an associate and
                                              assistant treasurer of BlackRock
                                              Financial Management L.P. Mr. Mahoney
                                              is a vice president and assistant
                                              treasurer of 32 investment companies
                                              for which Mitchell Hutchins,
                                              PaineWebber or one of their
                                              affiliates serves as investment
                                              adviser.

Michael H. Markowitz**;     Vice President    Mr. Markowitz is a first vice
33                                            president and a portfolio manager in
                                              the short-term strategies group of
                                              Mitchell Hutchins. Mr. Markowitz is a
                                              vice president of one investment
                                              company for which Mitchell Hutchins,
                                              PaineWebber or one of their
                                              affiliates serves as investment
                                              adviser.

Dennis McCauley**; 52       Vice President    Mr. McCauley is a managing director
                                              and chief investment officer--fixed
                                              income of Mitchell Hutchins. Prior to
                                              December 1994, he was director of
                                              fixed income investments of IBM
                                              Corporation. Mr. McCauley is a vice
                                              president of 22 investment companies
                                              for which Mitchell Hutchins,
                                              PaineWebber or one of their
                                              affiliates serves as investment
                                              adviser.

Kevin P. McIntyre**; 33     Vice President    Mr. McIntyre is a vice president and
                                              a portfolio manager of Mitchell
                                              Hutchins. Mr. McIntyre is a vice
                                              president of one investment company
                                              for which Mitchell Hutchins,
                                              PaineWebber or one of their
                                              affiliates serves as investment
                                              adviser.

                             POSITION WITH         BUSINESS EXPERIENCE; OTHER
  NAME AND ADDRESS; AGE          TRUST                    DIRECTORSHIPS
- -------------------------  -----------------  -------------------------------------
Ann E. Moran*; 42           Vice President    Ms. Moran is a vice-president and a
                             and Assistant    manager of the mutual fund finance
                               Treasurer      department of Mitchell Hutchins. Ms.
                                              Moran is a vice-president and
                                              assistant treasurer of 32 investment
                                              companies for which Mitchell
                                              Hutchins, PaineWebber or one of their
                                              affiliates serves as investment
                                              adviser.

Dianne E. O'Donnell*; 47    Vice President    Ms. O'Donnell is a senior vice
                             and Secretary    president and deputy general counsel
                                              of Mitchell Hutchins. Ms. O'Donnell
                                              is a vice president and secretary of
                                              31 investment companies for which
                                              Mitchell Hutchins, PaineWebber or one
                                              of their affiliates serves as
                                              investment adviser.

Emil Polito**; 38           Vice President    Mr. Polito is a senior vice president
                                              and director of operations and
                                              control for Mitchell Hutchins. Mr.
                                              Polito is vice president of 32
                                              investment companies for which
                                              Mitchell Hutchins, PaineWebber or one
                                              of their affiliates serves as
                                              investment adviser.

Susan Ryan**; 39            Vice President    Ms. Ryan is a senior vice president
                                              and portfolio manager of Mitchell
                                              Hutchins and has been with Mitchell
                                              Hutchins since 1982. Ms. Ryan is a
                                              vice president for five investment
                                              companies for which Mitchell
                                              Hutchins, PaineWebber or one of their
                                              affiliates serves as investment
                                              adviser.

Victoria E. Schonfeld*;     Vice President    Ms. Schonfeld is a managing director
48                                            and general counsel of Mitchell
                                              Hutchins (since May 1994) and a
                                              senior vice president of PaineWebber
                                              (since July 1995). Ms. Schonfeld is a
                                              vice president of 31 investment
                                              companies and a vice president and
                                              secretary of one investment company
                                              for which Mitchell Hutchins,
                                              PaineWebber or one of their
                                              affiliates serves as investment
                                              adviser.

Paul H. Schubert*; 36       Vice President    Mr. Schubert is a senior vice
                             and Treasurer    president and director of the mutual
                                              fund finance department of Mitchell
                                              Hutchins. Mr. Schubert is a vice
                                              president and treasurer of 32
                                              investment companies for which
                                              Mitchell Hutchins, PaineWebber or one
                                              of their affiliates serves as
                                              investment adviser.

                             POSITION WITH         BUSINESS EXPERIENCE; OTHER
  NAME AND ADDRESS; AGE          TRUST                    DIRECTORSHIPS
- -------------------------  -----------------  -------------------------------------
Barney A. Taglialatela*;    Vice President    Mr. Taglialatela is a vice president
38                           and Assistant    and a manager of the mutual fund
                               Treasurer      finance department of Mitchell
                                              Hutchins. Prior to February 1995, he
                                              was a manager of the mutual fund
                                              finance division of Kidder Peabody
                                              Asset Management, Inc. Mr.
                                              Taglialatela is a vice president and
                                              assistant treasurer of 32 investment
                                              companies for which Mitchell
                                              Hutchins, PaineWebber or one of their
                                              affiliates serves as investment
                                              adviser.

Debbie Vermann**; 41        Vice President    Ms. Vermann is a vice president and a
                                              portfolio manager of Mitchell
                                              Hutchins. Ms. Vermann is a vice
                                              president of three investment
                                              companies for which Mitchell
                                              Hutchins, PaineWebber or one of their
                                              affiliates serves as investment
                                              adviser.

Keith A. Weller*; 38        Vice President    Mr. Weller is a first vice president
                             and Assistant    and associate general counsel of
                               Secretary      Mitchell Hutchins. Prior to May 1995,
                                              he was an attorney with Brown & Wood
                                              LLP (New York City). Mr. Weller is a
                                              vice president and assistant
                                              secretary of 31 investment companies
                                              for which Mitchell Hutchins,
                                              PaineWebber or one of their
                                              affiliates serves as investment
                                              adviser.

- ------------------------------

 * This person's business address is 1285 Avenue of the Americas, New York, New York 10019.

** This person's business address is 51 West 52nd Street, New York, New York 10019.

 + Mrs. Alexander, Mr. Bewkes, Mrs. Farrell and Mr. Storms are "interested persons" of the Trust as defined in the 1940 Act by virtue of their positions with PW Group, PaineWebber and/or Mitchell Hutchins.

- ------------------------------

THE INFINITY MUTUAL FUNDS, INC.
CORRESPONDENT CASH RESERVES
    - MONEY MARKET PORTFOLIO
    - TAX FREE
     MONEY MARKET PORTFOLIO

- -------------------------------------

PROXY
STATEMENT

- -------------------------------------

THE INFINITY MUTUAL FUNDS, INC.
CORRESPONDENT CASH RESERVES
    - MONEY MARKET PORTFOLIO
    - TAX FREE
     MONEY MARKET PORTFOLIO

- -------------------------------------

         -------------------------------------

       NOTICE OF
       SPECIAL MEETING
       TO BE HELD ON
       NOVEMBER 12, 1999
       AND
       PROXY STATEMENT

       -----------------------------

                    CORRESPONDENT CASH RESERVES MONEY MARKET
                                   PORTFOLIO
                    (A SERIES OF THE INFINITY MUTUAL FUNDS,
PROXY                                INC.)                                 PROXY
                    SPECIAL MEETING OF SHAREHOLDERS NOVEMBER
                                    12, 1999

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE INFINITY MUTUAL FUNDS, INC. AND RELATES TO A PROPOSAL WITH RESPECT TO THE PORTFOLIO OF THE INFINITY MUTUAL FUNDS, INC. INDICATED ABOVE ("PORTFOLIO"). The undersigned hereby appoints as proxies Anthony Fischer and Keith A. Weller and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned in the Portfolio at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse of this card. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL RELATING TO THE PORTFOLIO.

YOUR VOTE IS IMPORTANT. Please date and sign this proxy below and return it promptly in the enclosed envelope. If you vote by telephone or on the internet, there is no need to return your proxy card.
                                           VOTE VIA THE INTERNET:
                                           http://vote.proxy-direct.com
                                           VOTE BY TELEPHONE: 1-800-603-1741
                                           CONTROL NUMBER: 999 9999 9999 999

                                           If shares are held by an individual,
                                           sign your name exactly as it appears
                                           on this card. If shares are held
                                           jointly, either party may sign, but
                                           the name of the party signing should
                                           conform exactly to the name shown on
                                           this proxy card. If shares are held
                                           by a corporation, partnership or
                                           similar account, the name and the
                                           capacity of the individual signing
                                           the proxy card should be
                                           indicated--for example: "ABC Corp.,
                                           John Doe, Treasurer."
                                           _____________________________________
                                           Signature
                                           _____________________________________
                                           Signature (if held jointly)
                                           _____________________________________
                                           Dated                         10069 A

            PLEASE MARK YOUR VOTE ON THE REVERSE SIDE OF THIS CARD.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL. PLEASE INDICATE YOUR VOTE BY FILLING IN THE BOX COMPLETELY.
  EXAMPLE: / /

  PROPOSAL:                                  FOR       AGAINST       ABSTAIN

  Approval of the Agreement and Plan of      / /         / /           / /
  Conversion and Termination providing for the conversion of Correspondent Cash
  Reserves Money Market Portfolio to LIR
  Premier Money Market Fund, a new series
  of Mitchell Hutchins LIR Money Series.

              PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS CARD.
                                                                               A

                      CORRESPONDENT CASH RESERVES TAX FREE
                             MONEY MARKET PORTFOLIO
                    (A SERIES OF THE INFINITY MUTUAL FUNDS,
PROXY                                INC.)                                 PROXY
                    SPECIAL MEETING OF SHAREHOLDERS NOVEMBER
                                    12, 1999

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE INFINITY MUTUAL FUNDS, INC. AND RELATES TO A PROPOSAL WITH RESPECT TO THE PORTFOLIO OF THE INFINITY MUTUAL FUNDS, INC. INDICATED ABOVE ("PORTFOLIO"). The undersigned hereby appoints as proxies Anthony Fischer and Keith A. Weller and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned in the Portfolio at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse of this card. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL RELATING TO THE PORTFOLIO.

YOUR VOTE IS IMPORTANT. Please date and sign this proxy below and return it promptly in the enclosed envelope. If you vote by telephone or on the internet, there is no need to return your proxy card.

                                           VOTE VIA THE INTERNET:
                                           HTTP://VOTE.PROXY-DIRECT.COM
                                           VOTE BY TELEPHONE: 1-800-603-1741
                                           CONTROL NUMBER: 999 9999 9999 999

                                           If shares are held by an individual,
                                           sign your name exactly as it appears
                                           on this card. If shares are held
                                           jointly, either party may sign, but
                                           the name of the party signing should
                                           conform exactly to the name shown on
                                           this proxy card. If shares are held
                                           by a corporation, partnership or
                                           similar account, the name and the
                                           capacity of the individual signing
                                           the proxy card should be
                                           indicated--for example: "ABC Corp.,
                                           John Doe, Treasurer."
                                           _____________________________________
                                           Signature
                                           _____________________________________
                                           Signature (if held jointly)
                                           _____________________________________
                                           Dated                         10069 B

            PLEASE MARK YOUR VOTE ON THE REVERSE SIDE OF THIS CARD.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL. PLEASE INDICATE YOUR VOTE BY FILLING IN THE BOX COMPLETELY.
EXAMPLE: / /

  PROPOSAL:                                  FOR       AGAINST       ABSTAIN

  Approval of the Agreement and Plan of      / /         / /           / /
  Conversion and Termination providing for the conversion of Correspondent Cash
  Reserves Tax Free Money Market Portfolio to LIR Premier Tax-Free Money Market
  Fund, a new series of Mitchell Hutchins
  LIR Money Series.

              PLEASE DATE AND SIGN THE REVERSE SIDE OF THIS CARD.
                                                                               B